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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COMMERCIAL METALS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 25, 2007

The Annual Meeting of Stockholders of Commercial Metals Company, a Delaware corporation, will be held in the Las Colinas Ballroom of the Four Seasons conference center, 4150 North MacArthur Boulevard, Irving, Texas, on January 25, 2007, at 10:00 a.m., Central Standard Time. If you are planning to attend the meeting in person, please check the appropriate space on the enclosed proxy card. A map is included on the back cover of the attached Proxy Statement. The meeting will be held for the following purposes:

(1) To elect four persons to serve as directors until the 2010 annual meeting of stockholders and until their successors are elected;

(2) To consider and act upon a proposal to amend and restate the Company’s 1999 Non-Employee Director Stock Plan;

(3) To consider and act upon a proposal to approve the Company’s 2006 Cash Incentive Plan;

(4) To consider and act upon a proposal to approve the Company’s 2006 Long-Term Equity Incentive Plan;

(5) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2007;

(6) If presented at the annual meeting, to vote on a stockholder proposal requesting the addition of sexual orientation to the Company’s written non-discrimination policy; and

(7) To transact such other business as may properly come before the meeting or any adjournments of the meeting.

Only stockholders of record on November 27, 2006, are entitled to notice of and to vote at the meeting or any adjournments of the meeting.

You are cordially invited to attend the annual meeting. Whether or not you plan to attend the meeting in person, you are urged to fill out, sign and mail promptly the enclosed proxy card in the accompanying envelope on which no postage is required if mailed in the United States. Alternatively, you may vote your shares via telephone or the internet as described on the enclosed proxy card. Proxies forwarded by or for brokers or fiduciaries should be returned as requested by them. The prompt return of proxies will save the expense involved in further communication.

By Order of the Board of Directors,

David M. Sudbury
Vice President, Secretary
and General Counsel

Dallas, Texas
December 11, 2006

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
OUTSTANDING VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
NOMINEES
DIRECTORS CONTINUING IN OFFICE
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS
RETIREMENT BENEFITS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
PROPOSAL II PROPOSAL TO ADOPT THE SECOND AMENDMENT AND RESTATEMENT TO THE 1999 NON-EMPLOYEE DIRECTOR STOCK PLAN
PROPOSAL IV PROPOSAL TO ADOPT THE 2006 LONG-TERM EQUITY INCENTIVE PLAN
AUDIT COMMITTEE REPORT
PROPOSAL V RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL VI
GENERAL
OTHER BUSINESS

COMMERCIAL METALS COMPANY
6565 North MacArthur Boulevard
Irving, Texas 75039
Telephone (214) 689-4300

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 25, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Commercial Metals Company for use at the annual meeting of our stockholders to be held on January 25, 2007, and at any and all adjournments of the meeting. The approximate date on which this proxy statement and accompanying proxy card are first being sent or given to stockholders is December 11, 2006.

Shares represented by each proxy, if properly executed and returned to us prior to the meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of four directors, for approval of the proposals to amend and restate the Company’s 1999 Non-Employee Director Stock Plan, approve the Company’s 2006 Cash Incentive Plan, approve the Company’s 2006 Long-Term Equity Incentive Plan and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and, if presented, against the stockholder proposal requesting the addition of sexual orientation to the Company’s written non-discrimination policy, all as recommended by our Board of Directors. A stockholder executing the proxy may revoke it at any time before it is voted by giving written notice to the Secretary of Commercial Metals Company, by subsequently executing and delivering a new proxy or by voting in person at the meeting (although attending the meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy).

Stockholders of record can simplify their voting and reduce our cost by voting their shares via telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If a stockholder’s shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend upon the voting processes of the bank or broker. Accordingly, stockholders should follow the voting instructions on the form they receive from their bank or broker.

Stockholders who elect to vote via the Internet may incur telecommunications and Internet access charges and other costs for which they are solely responsible. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on the evening before the annual meeting. Instructions for voting via telephone or the Internet are contained in the enclosed proxy card.

OUTSTANDING VOTING SECURITIES

On November 27, 2006, the record date for determining stockholders entitled to vote at the annual meeting, we had outstanding 118,350,644 shares of our common stock, par value $.01 per share, not including 10,710,020 treasury shares. Each share of our common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote. We had no shares of preferred stock outstanding at November 27, 2006.

The presence of a majority of our outstanding common stock represented in person or by proxy at the meeting will constitute a quorum. Shares represented by proxies that are marked “abstain” will be counted as shares present for purposes of determining the presence of a quorum. Proxies relating to “street name” shares that are voted by brokers on some matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares entitled to vote at the annual meeting on those matters as to which authority to vote is withheld by the broker. Such shares as to which authority to vote is withheld are called broker non-votes.

The four nominees receiving the highest vote totals will be elected as directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.

All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote. A broker non-vote on such matters will not be counted as an affirmative vote or a negative vote because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority.

Management has designated the proxies named in the accompanying form of proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

On the basis of filings with the Securities and Exchange Commission and other information, we believe that as of the record date the following person, including groups of persons, beneficially owned more than 5% of our outstanding common stock:

	Amount and
	Nature of	Percent
Name and Address	Beneficial Ownership	of Class

Barclays Global Investors, NA and Barclays Global Fund Advisors;	10,684,936(1)	9.19%
45 Fremont Street San Francisco, CA 94105

(1)	Based on the Schedule 13G report filed with the Securities and Exchange Commission on January 26, 2006. Barclays Global Investors NA reported sole voting power over 6,782,076 shares and sole dispositive power over 7,637,992 shares. Barclays Global Fund Advisors reported sole voting and dispositive power over 3,046,944 shares. All share holdings as reported have been adjusted for the two-for-one stock split subsequent to the date of the reported ownership.

The following table sets forth information known to us about the beneficial ownership of our common stock as of December 1, 2006, by each director and nominee for director, the Chief Executive Officer, the other executive officers included in the Summary Compensation Table, and all current directors, nominees for director and executive officers as a group. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and invest the shares listed.

			Total Shares
	Owned Shares	Option Shares	of Common	Percentage of
	of Common	of Common	Stock Beneficially	Common Stock
Name	Stock	Stock(1)	Owned	Beneficially Owned

Adams, Harold L	14,000	6,000	20,000	*
Feldman, Moses(2)	802,028	0	802,028	*
Larson, William B	199,556	229,893	429,449	*
Loewenberg, Ralph E.(3)	38,000	13,410	51,410	*
Massaro, Anthony A	16,000	34,406	50,406	*
McClean, Murray R	123,053	72,533	195,586	*
Neary, Robert D	28,000	0	28,000	*
Owen, Dorothy G	1,048,976	111,388	1,160,364	*
Rabin, Stanley A	1,856,669	509,866	2,366,535	2%
Rinn, Russell B	96,047	199,266	295,313	*
Smith, J. David	10,000	13,670	23,670	*
Womack, Robert R	42,683	18,000	60,683	*
Zoellner, Hanns	56,392	119,786	176,178	*
All current directors and executive officers as a group (18 persons)	5,046,404	1,631,963	6,678,367	5.64%

*	Less than one percent

(1)	Represents shares subject to options exercisable within 60 days of December 1, 2006.

(2)	Moses Feldman has sole voting and dispositive power over 202,028 shares and shared voting and dispositive power over 600,000 shares. Includes 300,000 shares owned by the Marital Trust under the Trust Indenture created by the Will of Jacob Feldman of which Moses Feldman is one of four trustees and 300,000 shares owned of record by Moses Feldman Family Foundation of which Moses Feldman is a director. Moses Feldman disclaims beneficial ownership as to all shares held by Moses Feldman Family Foundation and the Marital Trust.

(3)	Mr. Loewenberg is one of four trustees of the Marital Trust under the Trust Indenture created by the Will of Jacob Feldman which owns 300,000 shares. Mr. Loewenberg disclaims any beneficial interest as to such shares.

PROPOSAL I

ELECTION OF DIRECTORS

Our restated certificate of incorporation divides the Board of Directors into three classes. The term of office of the three Class III directors previously elected by stockholders expires at this annual meeting of stockholders. Murray R. McClean was elected to a one year term as a Class III director by the Board on July 24, 2006 in connection with his election as Chief Executive Officer effective September 1, 2006. Prior to his election we had nine directors. The number of directors was increased to ten by action of the Board at the time of his election. There are four Class III nominees standing for election. The term of the three Class I directors ends at the 2008 annual meeting of stockholders, and the term of the three Class II directors ends at the 2009 annual meeting of stockholders. Proxies cannot be voted for the election of more than four persons to the Board of Directors at the meeting.

Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for the person, if any, as may be designated by our Board of Directors. However, management has no reason to believe that any nominee will be unavailable. All of the nominee Directors, as well as the continuing Directors, plan to attend this year’s annual meeting of stockholders. At the 2006 annual meeting, all of the current Directors of the Company were in attendance.

The following table sets forth information about the directors. All directors have been employed in substantially the same positions set forth in the table for at least the past five years except for Messrs. Massaro, Feldman and McClean. Mr. Massaro retired as President and Chief Executive Officer of Lincoln Electric Holdings, Inc. in June 2004 and as Chairman of the Board in October 2004. Mr. Feldman was named Chairman of AeroMed, Inc. in July 2005, having previously served as its President and CEO. In July, 2006, Mr. McClean was elected a director and, effective September 1, 2006, Mr. McClean was appointed Chief Executive Officer. Mr. McClean had previously been employed as our President and Chief Operating Officer from September 20, 2004 to August 31, 2006, and as President of the Marketing and Distribution Segment from September 1, 1999 to September 20, 2004. Mr. McClean will continue in his capacity as President in addition to his new positions as Chief Executive Officer and Director.

NOMINEES

		Served as
Name, Principal		Director
Occupation and Business	Age	Since

Class III — Term to Expire in 2010
Moses Feldman	66	1976
President, AeroMed, Inc.
Ralph E. Loewenberg	67	1971
President, R. E. Loewenberg Capital Management Corporation
Murray R. McClean	58	2006
President and Chief Executive Officer, Commercial Metals Company
Stanley A. Rabin	68	1979
Chairman of the Board of Directors, Commercial Metals Company

DIRECTORS CONTINUING IN OFFICE

		Served as
Name, Principal		Director
Occupation and Business	Age	Since

Class I — Term to Expire in 2008
Dorothy G. Owen	71	1995
Retired — Former Chairman of the Board, Owen Steel Company, Inc.; Management of Investments
J. David Smith	57	2004
Chairman, President and Chief Executive Officer, Euramax International, Inc.
Robert R. Womack	69	1999
Retired — Former Chairman and Chief Executive Officer, Zurn Industries, Inc. and Chief Executive of U.S. Industries Bath and Plumbing Products Group
Class II — Term to Expire in 2009
Harold L. Adams	67	2004
Chairman Emeritus, RTKL Associates Inc.
Anthony A. Massaro	62	1999
Retired — Former Chairman, President and Chief Executive Officer of Lincoln Electric Holdings, Inc.
Robert D. Neary	73	2001
Retired — Former Co-Chairman of Ernst & Young

Mr. Adams is a director of Legg Mason, Inc. and Lincoln Electric Holdings, Inc. Mr. Massaro is a director of PNC Financial Services Group, Inc. Mr. Neary is a director of Strategic Distribution, Inc. and is Chairman of the Board of Trustees of Allegiant Funds and Allegiant Advantage Fund. Mr. Smith is a director of Euramax International, Inc. Mr. Womack is a director of Jacuzzi Brands, Inc.

ADDITIONAL INFORMATION RELATING TO CORPORATE GOVERNANCE
AND THE BOARD OF DIRECTORS

Corporate Governance.  Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Adams, Feldman, Loewenberg, Massaro, Neary, Smith, and Womack, and Ms. Owen are independent, as “independence” is defined by the revised listing standards of the New York Stock Exchange, because they have no direct or indirect material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

The Board of Directors has established the following requirements and guidelines to assist it in determining director independence in accordance with the revised listing standards of the New York Stock Exchange:

A director will not be independent if, within the preceding five years, the director or an immediate family member:

(i) received more than $100,000 per year in direct compensation from the Company other than director and committee fees and deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), unless all independent directors unanimously determine that such compensatory relationship is not material;

(ii) was affiliated with or employed in a professional capacity by a present or former internal or external auditor of the Company;

(iii) was employed as an executive officer of another company where any Company employee serves on that company’s compensation committee; or

(iv) is an executive officer of another company (a) that accounts for at least 2% or $1 million, whichever is greater, of the Company’s consolidated gross revenue or (b) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues.

The following categorical standards for commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) if the director or immediate family member is an executive officer of a company which is indebted to the Company, or to which the Company is indebted, and the total amount of either entity’s indebtedness to the other is less than 1% percent of the total consolidated assets of the other company; and (ii) if a director or immediate family member serves as an officer, director or trustee of a charitable organization, and the Company’s discretionary charitable contributions to the organization are less than ten percent of that organization’s total annual charitable receipts.

We have three standing board committees, Audit, Compensation and Nominating and Corporate Governance. Membership of each of these Committees is comprised entirely of independent directors. The Board of Directors has adopted charters for each of these Committees describing the authority and responsibilities delegated to each Committee by the Board. Our Board of Directors has also adopted corporate governance guidelines. The Company has also adopted a policy of business conduct and ethics, which applies to all directors, officers and employees of the Company. All Committee charters, corporate governance guidelines, financial code of ethics, policy of business conduct and ethics and other information is available at our website, www.cmc.com and such information is available in print to any shareholder who requests it.

During 2006 the Board of Directors modified the Company’s Corporate Governance Guidelines to permit, when considered appropriate, the designation for an annual term and by the majority vote of a independent directors, a Lead Director. The responsibilities of the Lead Director include convening and presiding over executive sessions attended only by independent or independent and non-employee Directors, communicating to the Chief Executive Officer the substance of discussions held during those sessions to the extent requested by the participants, serving as a liaison between the Chairman and the Board’s independent directors on sensitive issues, consulting with the Chairman of the Board on meeting schedules and agendas including the format and adequacy of information the Directors receive and the effectiveness of the Board meeting process and presiding at meetings of the Board in the event of the Chairman’s unavailability. The Lead Director is also available to receive direct communications from shareholders through Board approved procedures and periodically, as the Board may decide, be asked to speak for the Company or perform other responsibilities. In February, 2006 Anthony A. Massaro was appointed as the Lead Director for a term to expire at the date of the annual meeting of stockholders in 2007.

Non-management and independent directors regularly schedule executive sessions in which they meet without the presence of employee directors or management. The presiding director at such executive sessions is the Lead Director, currently Mr. Massaro. Interested parties may communicate with Mr. Massaro as Lead Director or any of the non-management and independent directors by submitting a letter addressed to their individual attention or to the attention of Non-management Directors c/o General Counsel at P.O. Box 1046, Dallas, Texas 75221.

Meetings of the Board of Directors.  During the fiscal year ended August 31, 2006, the entire Board of Directors met 10 times, of which 7 were regularly scheduled meetings and 3 were special meetings. All directors attended at least seventy-five percent or more of the meetings of the Board and of the Committees on which they served.

Audit Committee.  The Board of Directors has a standing Audit Committee which performs the activities more fully described in the Audit Committee Report on page 34. The members of the Audit Committee during fiscal year 2006 were Messrs. Adams, Massaro, Neary, Smith and Womack. Mr. Neary is Chairman of the Committee. During the fiscal year ended August 31, 2006, the Audit Committee met 10 times. Mr. Neary, also serves on the audit committee of Strategic Distribution, Inc., Allegiant Funds and Allegiant Advantage Fund. Under the rules of the New York Stock Exchange, if an audit committee member simultaneously serves on the audit committees of more than three public companies, and the listed company does not limit the number of audit committees on which its audit committee members serve to three or less, then in each case, the board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the listed company’s audit committee. The Board of Directors has determined that Mr. Neary’s simultaneous service on the audit committees of more than three public companies will not impair his ability to serve effectively as a member of the Company’s Audit Committee.

Compensation Committee.  The Board of Directors has a standing Compensation Committee that is responsible for the matters described in the Committee’s charter including annually reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and setting the CEO’s compensation based on this evaluation as well as assisting the Board in the discharge of its responsibilities relating to the establishment, administration and monitoring of fair and competitive compensation and benefits programs for the Company’s executive officers and other executives. Messrs. Feldman, Loewenberg, Neary, Massaro, Womack and Ms. Owen served as members of the Committee during fiscal year 2006. Mr. Womack is Chairman of the Committee. The Compensation Committee met 9 times during the fiscal year ended August 31, 2006, to establish the CEO’s salary and bonus, make recommendations to the Board of Directors as to salary and bonus compensation for other executive officers, to review compensation policies, plans and reports related to compensation and benefit matters, approve the issuance of restricted stock awards and grants of stock appreciation rights, conduct Committee self-assessment and consider the Committee’s charter.

Nominating and Corporate Governance Committee.  The Board of Directors has a standing Nominating and Corporate Governance Committee that is responsible for the matters described in the Committee’s charter including efforts to identify and make recommendations as to individuals qualified to be nominated for election to the Board of Directors, reviewing management succession planning, and corporate governance matters. During 2006, the Nominating and Corporate Governance Committee consisted of Messrs. Massaro (Chairman), Adams, Feldman, Loewenberg, Neary, Smith, and Womack, and Ms. Owen. The Nominating and Corporate Governance Committee met 9 times plus one non-employee director meeting during the fiscal year ended August 31, 2006, to consider Board structure, corporate governance matters including governance guidelines and Committee charters, Committee and Board self-assessment process, candidates for directors and executive officer succession. The Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data and qualifications of such persons are submitted in writing in a timely manner addressed to the attention of the Committee and delivered to the Secretary of Commercial Metals Company at P.O. Box 1046, Dallas, Texas 75221.

Compensation of Non-employee Directors.  None of our employees receive additional compensation for serving as a director. Messrs. Adams, Feldman, Loewenberg, Massaro, Neary, Smith, and Womack, and Ms. Owen were paid an annual fee of $50,000 and $1,500 for each Board meeting and Committee meeting attended. Chairmen of the Audit, Compensation and Nominating and Corporate Governance Committees and the Lead Director each received an additional fee payment of $7,500 per year, increased to $10,000 per year effective as of September 1, 2006. We also reimburse directors for expenses in connection with their attendance at Board and Committee meetings and, as authorized under the Company’s Corporate Governance Guidelines, participation in continuing education programs specifically designed for directors of public companies in order that they stay current and knowledgeable about their roles.

The 1999 Non-Employee Director Stock Option Plan was approved at the 2000 annual meeting of stockholders and amended by stockholders at the 2005 annual meeting. The summary in this and the following paragraph describe the benefits available under the plan during the past year without consideration of the proposed amendments described at page 19 under Proposal 2 which, if approved, would amend and restate the plan. The plan presently provides that each non-employee director shall receive on the date of each annual meeting of stockholders either, as adjusted for our June 2002, January 2005, and May 2006, two-for-one stock dividends, an option to acquire 24,000 shares or a grant of 4,000 shares of restricted stock. Directors elected to fill vacancies between annual meetings receive a grant for a pro rata amount based on their period of service before the next annual meeting. Each non-employee director received on January 26, 2006, a grant of 4,000 shares of restricted stock. These restricted shares vest in two equal annual installments beginning one year from the date of the award. In addition, each non-employee director may make an irrevocable election prior to January 1 of each year, to accept an additional option grant in lieu of all or part of the annual cash fee to be paid for that year. The number of shares subject to option as a result of this election is determined by dividing the amount of the annual fee subject to the election by the Black-Scholes value for one share as of the grant date. The grant date is the date of the annual meeting of stockholders following the calendar year covered by the election.

The exercise price for all options granted non-employee directors shall be the fair market value (mean of the high and low sales price) on the day of grant. One-half of the number of the shares covered by each option vests on the first anniversary of the date of grant with the remaining one-half vesting on the second anniversary or immediately upon a change in control. All options received as a result of a non-employee director’s election to receive an option in lieu of the cash retainer are fully vested on the date of grant. All non-employee director options terminate on the earliest of (i) the seventh anniversary of the date of grant; (ii) one year after termination of service by reason of death or disability; (iii) two years after termination of service by reason of retirement after age sixty-two; or (iv) thirty days following termination of service for any other reason. These options are “non-qualified” options under §422A of the Internal Revenue Code.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and any of our other equity securities. Based solely upon our review of the copies of such forms received by us or written representations that no Form 5’s were required from reporting persons, we believe that all such reports were submitted on a timely basis during the year ended August 31, 2006, except a Form 4 for Alan R. Postel reporting 6,924 shares sold on January 4 and 6 was not filed until January 25, 2006 and Form 4 reporting a sale by Hanns Zoellner of 1,900 shares on January 18 was filed one day late on January 23, 2006.

EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation paid during each of the last three fiscal years to the Chief Executive Officer and the named executive officers.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Restricted			All
		Annual Compensation		Stock		LTIP	Other
	Fiscal	Salary	Bonus	Award(s)	Option/SARs	Payouts	Compensation
Name and Principal Position	Year	($)	($)	($)(1)	(#)(2)	($)(3)	($)(4)

Stanley A. Rabin(5)	2006	650,000	2,340,000	0	0	660,000	1,476,402
Chairman of the	2005	600,000	2,000,000	356,990	70,400	630,000	652,292
Board of Directors	2004	550,000	1,650,000	0	167,200	345,729	369,536
Murray R. McClean(5)	2006	456,250	1,425,000	201,474	26,300	240,000	508,619
President, Chief Executive	2005	400,000	1,000,000	189,574	37,600	192,000	225,292
Officer and Director	2004	320,000	750,000	0	60,000	112,817	102,268
Russell B. Rinn	2006	340,000	850,000	147,420	18,000	225,000	265,550
Vice President; CMC Steel	2005	325,000	700,000	140,334	27,800	172,800	201,639
Group — President and Chief	2004	300,000	570,000	0	60,000	76,424	102,017
Executive Officer
Hanns Zoellner(6)	2006	379,906	884,000	132,678	17,300	168,000	45,589
Vice President; Marketing and	2005	370,981	750,000	140,334	27,800	166,740	44,628
Distribution Segment — President	2004	321,179	640,000	0	42,000	76,233	38,512

William B. Larson	2006	330,000	826,000	117,936	15,500	171,000	357,335
Vice President;	2005	294,000	650,000	123,100	24,400	165,000	165,244
Chief Financial Officer	2004	285,000	570,000	0	60,000	92,801	101,930

(1)	Awards of restricted stock under our 1996 Long-Term Stock Incentive Plans based on the mean of the high and low sales price of our common stock on the date of grant. These awards vest and restrictions lapse in three substantially equal annual installments each anniversary of the grant date subject to continued employment on such date. Cash dividend equivalents are paid on restricted stock. The number and value of all shares of restricted stock owned by the named executive officers as of August 31, 2006, based on the mean of the high and low sales price of our common stock of $21.695 on that date, are as follows: Mr. Rabin — 19,333 shares valued at $419,429; Mr. McClean — 18,466 shares valued at $400,620; Mr. Larson — 11,466 shares valued at $248,755; Mr. Rinn — 13,600 shares valued at $295,052; and Mr. Zoellner — 13,000 shares valued at $282,035.

(2)	These awards were granted under our 1996 Long-Term Stock Incentive Plan. The exercise price is the fair market value of such share on the date granted. The 2004 awards shown represent stock options which do not qualify under Section 422A of the Internal Revenue Code. The options are exercisable one half at one year from grant date and the second half two years from grant date and expire seven years from grant date. The 2005 and 2006 awards are grants of stock appreciation rights. These awards vest and are exercisable in three substantially equal annual installments each anniversary of the grant date and expire seven years from grant date. All options and SARs may vest earlier upon a change in control as defined in the plan.

(3)	These amounts represent payments earned during 2006 under the Key Employee Long-Term Performance Plan described in the Compensation Committee Report on page 12. This Plan creates a rolling series of three year performance periods. The payments reported for 2006 are for the 2004-2006 fiscal year performance period during which 150% (maximum) of the target performance objective as established in 2004 was achieved. Payments reported for 2005 are for the 2003-2005 performance period during which 133% of the target objective set in 2003 was achieved.

(4)	The compensation reported includes Company contributions of $27,300 to the account of each of Messrs. Rabin, McClean, Rinn and Larson under the Commercial Metals Companies Profit Sharing and

401(k) Plan (Qualified Plan), the Company’s qualified retirement plan, and to their account in the Benefit Restoration Plan, a non-qualified plan for certain executives, in the following amounts: Mr. Rabin — $1,449,102; Mr. McClean — $481,319; Mr. Rinn — $238,250; and Mr. Larson — $330,035. Both plans use as a participant’s eligible compensation the earnings of the employee attributable to the fiscal year, including taxable income from the exercise of non-qualified stock options, as the basis to calculate the amount of Company contribution to the account of a participant. The Company contribution is established annually by the Board of Directors as a percentage of annual compensation of all employees participating in the Qualified Plan. Total compensation that could be considered in establishing contributions to participant accounts in the Qualified Plan was limited by IRS regulations to $200,000 for 2004, $205,000 for 2005 and $210,000 for 2006. The Company’s Benefit Restoration Plan contribution is determined by applying the same contribution percentage used for the Qualified Plan to eligible compensation in excess of the Qualified Plan limits. The compensation reported for Mr. Zoellner, an employee of our Swiss subsidiary residing in Switzerland, represents aggregate Company contributions to statutory and Company sponsored defined contribution plans for employees of the Swiss subsidiary. All of the amounts reported are fully vested in the recipient.

(5)	Mr. Rabin was Chief Executive Officer until September 1, 2006 when Mr. McClean was named Chief Executive Officer in addition to his position of President.

(6)	Mr. Zoellner is an employee of our Swiss subsidiary residing in Switzerland. Mr. Zoellner’s annual base salary is established at the beginning of each fiscal year in U.S. Dollars. The salary is then converted into a equal monthly Swiss Franc payment to be paid over the course of the fiscal year using the exchange rate of the U.S. Dollar to the Swiss Franc in effect at the time the salary is established. The salary amount included in the table is calculated using the average monthly exchange rate in effect over the twelve months of the fiscal year during which the salary was actually paid. The amounts shown for Mr. Zoellner’s bonus and LTIP payments, also paid in Swiss Francs, use the exchange rate in effect at the time such amounts were paid.

The following table provides information on stock appreciation rights (SAR) grants to Messrs. Larson, McClean, Rinn and Zoellner and to all of our current executive officers as a group in fiscal year 2006. Mr. Rabin did not receive a SAR grant during 2006. No stock options were granted during 2006.

SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at
	Number of	% of Total			Assumed Annual Rates
	Securities	SARs			of Stock Price
	Underlying	Granted to	Exercise or		Appreciation For
	SARs	Employees in	Base Price	Expiration	SAR Term($)(3)
Name	Granted(#)(1)	Fiscal Year	($/Sh)(2)	Date	5%	10%

Stanley A. Rabin	0	0	0	0	0	0
Murray R. McClean	26,300	4.12%	24.57	5-23-13	$263,000	$613,053
Russell B. Rinn	18,000	2.82%	24.57	5-23-13	$180,000	$419,580
Hanns Zoellner	17,300	2.71%	24.57	5-23-13	$173,000	$403,263
William B. Larson	15,500	2.42%	24.57	5-23-13	$155,000	$361,305
All executive officers as a group (10 persons)	128,500	20.11%	24.57	5-23-13	$1,285,000	$2,995,335
Potential Future Commercial Metals Company Stock Price					$34.57	$47.88

(1)	These SARs become exercisable in three substantially equal installments, one-third May 23, 2007, one-third May 23, 2008, and one-third on May 23, 2009 or earlier upon a change of control as defined in our 1996 Long-Term Stock Incentive Plan.

(2)	The exercise price is the fair market value (mean of high and low sales price) on the date of grant.

(3)	The dollar amounts in the last two columns are the result of calculations at the 5% or 10% compound annual rates set by the Securities and Exchange Commission and are not intended to forecast future appreciation of our stock.

The following table provides information concerning the exercise of options during fiscal year 2006 and unexercised options and SARs held as of August 31, 2006, for the executive officers included in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In-The-Money
	on	Value	Options/SAR at FY-End(#)		Options/SAR at FY-End($)(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Stanley A. Rabin	432,000	7,450,848	509,866	46,934	8,211,370	440,476
Murray R. McClean	106,080	1,638,514	72,533	51,367	952,402	235,254
Russell B. Rinn	26,096	510,934	227,266	36,534	3,768,240	173,942
Hanns Zoellner	37,880	700,705	129,786	35,834	2,065,122	173,942
William B. Larson	60,000	1,094,420	229,893	31,767	3,831,782	152,666

(1)	The amounts shown represent the difference between the market value (mean of high and low sales price) of our common stock on August 31, 2006, of $21.695 and the exercise price of such options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

Employment Contracts

We entered into an employment agreement with Murray R. McClean on May 23, 2005, following his election as Executive Vice President and Chief Operating Officer during fiscal year 2005. The agreement terminated a prior employment agreement. This new agreement terminates August 31, 2009, unless earlier terminated as provided and will automatically renew for one year terms thereafter until terminated. Mr. McClean’s minimum base salary is $400,000 per year. He is also eligible to earn a discretionary annual bonus. Mr. McClean is eligible to participate in or receive benefits under any plan or arrangement made generally available to our employees. If we terminate Mr. McClean’s employment for cause, or for nonperformance due to disability, or if Mr. McClean terminates his own employment, then we have no further payment obligations. If we terminate Mr. McClean’s employment without cause, then we must pay 150% of his then current annual base salary plus an amount equal to 150% of his average discretionary annual bonus over the prior 5 years. At such time as we do not renew the agreement after the initial term we shall pay Mr. McClean $100,000. Mr. McClean has agreed that during the term of his employment and for eighteen months after his termination, he will not participate in any business that is competitive with our business.

On March 1, 2006, the Compensation Committee of the Board of Directors approved an increase in the salary of Mr. McClean in connection with his appointment as President of the Company from $430,000 to $475,000, effective as of March 1, 2006. On July 24, 2006, in accordance with the Company’s established succession plan, the Board of Directors named Mr. McClean, Chief Executive Officer effective September 1, 2006. On September 1, 2006, we entered into a First Amendment to Employment Agreement with Mr. McClean in connection with his appointment as Chief Executive Officer of the Company. The First Amendment provides for an increase in his annual salary from $475,000 to $600,000, revises his duties and responsibilities to reflect his new position and confirms that the Compensation Committee of the Board of Directors shall have direct responsibility for the determination and approval of his compensation as Chief Executive Officer.

We entered into an employment agreement with Hanns Zoellner on January 2, 1998. The original term of the agreement ended January 2, 2006, but the agreement provides for automatic renewal for an unspecified period of time unless either party gives notice to the other to terminate the employment under certain conditions. The agreement establishes Mr. Zoellner’s minimum annual base salary at 380,000 Swiss Francs, approximately $298,000 at recent exchange rates. He is also eligible to earn a discretionary annual bonus. Mr. Zoellner is eligible to participate in or receive benefits under any plan or arrangement made generally available to our employees. If we terminate Mr. Zoellner’s employment for cause, or for nonperformance of duties due to disability, or if Mr. Zoellner terminates his own employment, then we have no further payment obligations. If we terminate Mr. Zoellner’s employment without cause, then we must pay Mr. Zoellner a severance payment of one year’s salary based on his salary at the time of termination. During the term of his employment and for 24 months after his termination, he will not participate in any business that is competitive with our business.

Executive Employment Continuity Agreements

On April 5, 2006, the Board of Directors of the Company authorized the execution of a form of Executive Employment Continuity Agreement (the “Agreement”) with certain key executives, including each of the Company’s executive officers named in the Summary Compensation Table with the exception of Messrs. Rabin and McClean.. The Agreement is intended to ensure that the Company will have the continued attention and dedication of the executive in the event of a Change in Control of the Company (as defined in the Agreement). Should a Change in Control occur, the Company has agreed to continue to employ each executive for a period of two years thereafter (the “Employment Period”).

During the Employment Period, each executive will continue to receive (i) an annual base salary equal to at least the executive’s base salary before the Change in Control; (ii) cash bonus opportunities equivalent to that available to the executive under the Company’s annual and long term cash incentive plans in effect immediately preceding the Change in Control; and (iii) continued participation in all incentive, including equity incentive, savings, deferred compensation, retirement plans, welfare benefit plans and other employee benefits on terms no less favorable than those in effect during the 90-day period immediately preceding the Change in Control.

Should the executive’s employment be terminated during the Employment Period for other than cause or disability (including Constructive Termination as defined in the Agreement) the Agreement requires the Company to pay certain severance benefits to the executive. The severance benefits include an amount equal to either three or four times (four times as to each of Messrs. Larson, Rinn and Zoellner) the employee’s highest base salary in effect at any time during the twelve month period prior to the Change in Control as well as unpaid salary, vacation pay and certain other amounts considered to have been earned prior to termination. Company contributions to retirement plans and participation, including that of the executive’s eligible dependents, in Company provided welfare plan benefits will either be continued for two years following termination or their cash equivalent for such period paid to the executive. All un-exercised and un-vested equity incentives including restricted stock awards, stock appreciation rights and stock options previously granted to such executive will become immediately vested and exercisable.

The Agreement requires the Company to determine if the payments to an executive under the Agreement combined with any other payments or benefits to which the executive may be entitled (in aggregate the “Change in Control Payments”) would result in the imposition on the executive of the excise tax under Section 4999 of the Internal Revenue Code. The Agreement does not provide for a “tax gross up” reimbursement payment by the Company to the executive for taxes, including the Section 4999 excise taxes, the employee may owe as a result of receipt of payments under the Agreement. The Company will either reduce the Change in Control Payments to the maximum amount which would not result in imposition of the Section 4099 excise tax or pay the entire Change in Control Payment to the executive if, even after the executive’s payment of the Section 4099 excise tax, the executive would receive a larger net amount.

The Agreement does not provide for any employment or severance benefit prior to an actual or, in some circumstances shortly before, a contemplated Change in Control. In the event the executive is terminated more than two years following a Change in Control no severance benefits are provided under the Agreement. The Agreement provides that the executive not disclose any confidential information relating to the Company and, for a period of one year following termination of employment, not compete with the business as conducted by the Company within 100 miles of a Company facility nor solicit or hire employees of the Company or knowingly permit (to the extent reasonably within the executive’s control) any business or entity that employs the executive or in which the executive has an ownership interest to hire Company employees. If a court rules than the executive has violated these provisions, the rights of the executive under the Agreement will terminate.

RETIREMENT BENEFITS

We have no defined benefit pension plan. Substantially all of our employees in the United States are eligible to participate in our profit sharing and 401(k) plan, a tax qualified defined contribution plan. Certain employees are participants in a non-qualified benefit restoration plan more fully described in the Compensation Committee report below. This plan restores the amount of benefits which would otherwise be paid by the Company to the account balance of the employee under the profit sharing and 401(k) plan but for the limit on an employee’s compensation ($210,000 for fiscal year 2006) that can be considered to calculate Company contributions under defined contribution plans. Our employees outside the United States are eligible for statutory retirement coverage under the law of the country where employed and may be eligible for additional company paid retirement benefits similar to a defined contribution plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of our Board of Directors are Messrs. Womack (Chairman), Feldman, Loewenberg, Massaro, Neary and Ms. Owen. None of the members of the Compensation Committee was at any time during fiscal year 2006, or at any other time, an officer or employee of Commercial Metals Company. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving either as a member of the Company’s Compensation Committee or as a member of the Company’s Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report is submitted by the Compensation Committee concerning compensation policies applicable to our ten executive officers and the basis for Mr. Rabin’s compensation as Chief Executive Officer for our fiscal year ended August 31, 2006. On September 1, 2006, the beginning of our 2007 fiscal year, Mr. McClean was named Chief Executive Officer. Mr. Rabin continues to be employed in his capacity as Chairman of the Board. The Compensation Committee is comprised of non-employee directors, Messrs. Womack (Chairman), Feldman, Loewenberg, Massaro, Neary and Ms. Owen.

Objectives and Strategy

For several years the Company has had in place two cash incentive plans — the Key Employee Annual Incentive Plan and the Key Employee Long-Term Performance Plan. Both plans utilize financial performance measures to determine bonus levels. During the fiscal year all of our ten executive officers and certain other key employees participated in both plans.

Objectives of the Key Employee Annual Incentive Plan include:

•	payment for short-term results by achieving annual business and financial performance targets;

•	directly linking compensation where appropriate to consolidated financial results;

•	maintaining an entrepreneurial culture among key managers by linking compensation to financial results in defined areas of responsibility;

•	communicating expectations, results and incentive payouts;

•	paying competitive or above market total cash compensation for superior performance; and

•	funding incentive payouts from financial results while maintaining acceptable stockholder returns.

This plan provides for target award opportunities expressed as a percentage of base salary with a minimum or threshold below which no bonus will be paid, target and outstanding award levels. The financial performance measures utilized to set bonus amounts for 2006 were FIFO net earnings, operating profit, return on invested capital and return on net assets. A participant’s annual cash bonus attributable to financial results is determined based on corporate or business unit financial performance depending on the participant’s responsibilities. The Chief Executive Officer’s annual cash bonus under the plan and that of other officers with corporate responsibilities is based on the Company’s consolidated financial performance. The annual cash bonus attributable to financial results for the president of a business segment or segments is based on a combination of the financial performance of the segment or segments for which they are responsible and consolidated financial performance.

Objectives of the Key Employee Long-Term Performance Plan include:

•	linking compensation to factors that create long-term financial success;

•	emphasizing greater long-term orientation and competitiveness in total compensation by establishing a performance based component in addition to our existing stock incentives;

•	providing a balance to short-term incentives in the decision making process;

•	encouraging management to promote our overall interest by linking performance to company-wide financial results;

•	remaining competitive with respect to compensation in attracting and retaining superior talent; and

•	funding cash payments through improved business results.

This plan provides cash payments contingent on the attainment of multi-year performance goals. At the beginning of each three year performance period, the Committee establishes performance goals and sets target award opportunities for each participant expressed as a percentage of that participant’s base salary. Results are measured over the ensuing three-year period. Participants are paid cash awards following the end of each three year period only if the Company achieves the targeted performance. A minimum target level (threshold) is established below which no payment will be made to any participant as well as a maximum award payment for each participant. The plan’s sole performance measure is growth in consolidated earnings before interest, taxes, depreciation and amortization, which we call EBITDA. The Committee does not consider individual segment results or individual performance in this plan.

In addition to the cash payments from the plans described above the Committee may in its discretion but to a limited extent expressed as a percentage of the executive’s annual cash bonus, approve an additional cash award to employees, including our Chief Executive Officer and executive offers. This discretionary cash award is based on the Committee’s evaluation of the individual’s overall job performance including progress toward non-financial or less objective goals as well as a qualitative assessment of the business and competitive conditions in which the Company operates.

The Committee believes the combination of these cash incentive plans based on financial performance goals and limited Committee discretion supports our long-standing practice of basing a significant portion of total compensation for key executives at risk contingent upon financial results measured with both annual and longer term elements. This strategy continues our philosophy of (i) having competitive base salaries which we endeavor to establish below the median, at approximately the 40th percentile, for positions of similar responsibility based on a review of data from a metals business peer group and durable goods manufacturers of comparable size, and (ii) providing an opportunity for above-average annual cash bonuses. In addition, the Committee has continued to award stock incentives, which during 2006 were in the form of restricted stock awards and stock appreciation right grants, to executive officers in amounts and subject to shorter exercise availability periods than at comparable companies. The Committee believes this strategy is consistent with the highly cyclical nature of our business which is characterized by wide periodic swings in steel and other metal prices.

During the year the Committee determined that the principles under which the Key Employee Annual Incentive Plan and the Key Employee Long-Term Performance Plan have operated should be further refined and combined into a single plan document which will continue to allow for the Committee’s establishment of financial performance periods and performance criteria while providing the Company with the tax benefits described in the discussion of the 2006 Cash Incentive Plan, Proposal 3 commencing on page 23. The 2006 Cash Incentive Plan if adopted will replace the two existing plans and will allow the Committee to continue to base cash bonus payments on the attainment of pre-established objectives over pre-established performance periods including the annual and three year performance periods presently utilized or such other performance periods as the Committee may establish.

In evaluating compensation matters, the Committee reviews information when appropriate prepared or compiled by Company employees, compensation consultants retained by the Company, and a compensation consulting firm retained directly by the Committee. The Committee utilizes this information and makes decisions based on the information as well as the business experience of each committee member.

As of August 31, 2006, the Company has employment contracts with two executive officers, Messrs. McClean and Zoellner (described at Employment Contracts on page 10), although most have many years of service with the Company. During 2006 we approved the execution of the Executive Employment Continuity Agreements described on page 11 with certain key executives including all executive officers other than Messrs. Rabin and McClean. These agreements do not create any employment obligation except in the event of a change in control of the Company. If a change in control should occur the Agreement provides the executive with assurance of either continued employment for two years or reasonable severance benefits in the event the executive’s employment is involuntarily terminated and without cause.

Cash Compensation

Base Salary.  Fiscal year 2006 base salaries for the ten continuing executive officers increased, primarily as the result of three promotions in the group during the year, in aggregate approximately $482,500 over the prior year or 17.1%. Fiscal year 2007 base salaries for executive officers have been approved by the Committee which will result in an aggregate increase in salary expense, excluding Mr. McClean’s increase at the time of his election as Chief Executive Officer of approximately $223,750 or 7.8%. The Committee believes the base salary of each executive officer reflects his or her individual contribution, is generally within the 40th percentile to median salary range for similar positions with companies of comparable size and complexity, and is aligned with our total compensation strategy.

Annual Incentive Bonus.  Fiscal 2006 net earnings reached $356,347,000, an all-time high, increasing 25% over the prior year’s then record results. Return on beginning equity was approximately 40%. This is the third consecutive year of record earnings, a remarkable achievement. By most every measurement the Company’s performance was outstanding and compared favorably with its business peer group. Our compensation strategy is committed to directly linking annual cash incentives to financial results with the opportunity for above market total cash compensation for superior performance. Three consecutive years of record breaking earnings have created a desirable dilemma — at what point do we place a limit on appropriate annual cash incentive compensation and still maintain a strong direct link to financial performance. To address this concern the Committee adopted a more detailed financial metric based approach which includes maximum annual cash bonus levels for the CEO and each executive officer expressed as a percentage of base salaries. Those limits were reached this year for most executives including the CEO and each of those named in the compensation table. For the second year in a row we again determined that while, in the context of the Company’s overall outstanding consolidated financial results, increased cash bonus amounts were in order, the level of increase should be less than the corresponding increase in net profits. As a result cash bonus payments attributable to fiscal year 2006 for the ten executive officers, including the CEO, increased in aggregate $1,521,000 or 21.8% above 2005. A significant portion of this increase $425,000 is the increase in the cash bonus of Mr. McClean who successfully expanded his management responsibilities during the year under our management succession plan in preparation for his new position as Chief Executive Officer. Not including Mr. McClean’s bonus, aggregate executive officer cash bonus increased 18.4%. The Committee believes the increase in cash bonus amounts to be well justified as a direct product of the Company’s record setting success over the last year. The Committee believes these bonus payments are consistent with the evaluation of the Company’s overall financial results and the intent of our existing annual cash incentive plan and compensation strategy.

Long-Term Compensation

Equity-Based.  The Committee authorized awards of restricted stock and stock appreciation rights grants to nine of our ten executive officers during fiscal year 2006. A total of 347 other employees also received one or both of these equity incentives. The number of restricted shares awarded to executive officers, 40,400 was approximately 15% of the total 264,150 restricted shares awarded to all employees during the year. The number of shares subject to stock appreciation rights granted to executive officers was 128,500, approximately 20% of the total shares subject to stock appreciation rights grants awarded to all employees during the year. The Committee made these awards and grants based on an evaluation of each executive’s responsibilities, ability to influence long-term growth, profitability and performance achieved. The Committee believes equity based incentives align stockholder interest with compensation levels and intends to continue issuing equity incentives, when and in the form it considers appropriate.

Long-Term Cash Incentive Plan.  Prior to 2004 no payments had been earned under the long-term cash incentive plan because minimum or threshold performance measures had not been achieved. The 2004 financial performance resulted in payouts for the three year performance period ended August 31, 2004, being achieved equal to 90.9% of the target amounts established for each participant at the beginning of fiscal year 2002. For 2005 the payments were the maximum permitted under the plan as a percentage of the target amount established at the beginning of fiscal year 2003 for the three year period ended in 2005. With the 2006 results, the payout was again capped at the maximum payouts under this plan. As a result, cash payments aggregating $1,852,545 were made to executive officers including the CEO. The record 2006 EBITDA is now the minimum hurdle threshold that must be attained, on average, during each year of the three year performance period beginning with fiscal year 2006 and ending in 2009. The Committee considers the establishment of high, yet attainable, results over a three-year performance period to be a significant factor in balancing short term and longer term cash incentives as executive officer compensation strategy.

Retirement Benefits.  The Company has no defined benefit pension plans. The only tax qualified long-term compensation retirement plan we have for our employees in the United States is our defined contribution profit sharing and 401(k) plan. As a result of limitations mandated by federal tax law and regulations that limit defined contribution plan retirement benefits of more highly compensated employees, including executive officers, the board of directors in 1996 approved the Benefit Restoration Plan (BRP). The BRP is a non-qualified plan for certain executives who are subject to benefit limits in the defined contribution plan. Following each year-end the Company credits to the participant’s account under the Benefit Restoration Plan a dollar amount equal to the amount of Company contribution the participant would have received under the profit sharing and 401(k) plan but for the benefit reduction imposed by law on the Company’s contribution to that plan. Although not required to do so under the BRP, the Company may segregate assets equal to a portion of the BRP amount credited to participant accounts in a trust created for BRP participants. Each BRP participant is a general unsecured creditor of the Company to the extent of his or her BRP account benefit and the assets of the trust are subject to claims of Company creditors in general. The amount the Company credits to the accounts of BRP participants, including executive officers, vest under the same terms and conditions as the profit sharing and 401(k) plan. The investment options available to BRP participants are mutual funds similar to those offered in the profit sharing and 401(k) plan and there is no Company guaranteed rate of return. The Committee believes these payments are an important element in our long-term compensation program because they restore a reasonable level of retirement benefits for key employees, including executive officers.

CEO Compensation

The Committee annually sets our Chief Executive Officer’s salary based on similar positions in industry peers and comparable durable goods manufacturing companies. Mr. Rabin’s annual bonus was based on the same factors considered for other members of the executive officer group as described under the annual incentive plan and is tied to our overall performance with no weighting for individual segment performance. Mr. Rabin’s salary for fiscal year 2006 was $650,000, an increase of $50,000 over the prior year. Mr. Rabin’s cash bonus for fiscal year 2006 was set at $2,340,000 an increase of $340,000 over the prior year annual cash bonus. This represents a 17% increase over Mr. Rabin’s prior year bonus in a year when net earnings exceeded our previous record by 25%. Mr. Rabin also received a payment of $660,000, the maximum payout for the three year performance period ended August 31, 2006 under the Long Term Cash Incentive Plan described above. As a result, his total cash compensation (salary, bonus and long-term cash incentive payout) was $3.65 million, an increase of approximately 13% from the prior year. In addition, Mr. Rabin was also credited with the Profit Sharing and BRP amounts described at note 4 to the Summary Compensation Table on page 8. Mr. Rabin did not receive any equity incentive awards during the year. The increased annual incentive cash bonus paid to Mr. Rabin reflected the Committee’s determination that as Chief Executive Officer with responsibility for consolidated financial performance his earnings should reflect the Company’s three years in a row record financial results and the Committee’s evaluation of his individual performance as excellent. The Committee believes Mr. Rabin’s guidance and implementation of strategic direction beginning during prior periods of prolonged and difficult industry-wide market conditions positioned the Company to take full advantage of the favorable market conditions over the past three years. The Committee also considered Mr. Rabin’s progress with implementation of the management succession plan which resulted in Mr. McClean’s election as Mr. Rabin’s replacement in the position of Chief Executive Officer effective with the start of the 2007 fiscal year. The Committee is of the opinion that Mr. Rabin’s annual cash bonus and long term incentive cash payments are consistent with the objectives and strategy of our compensation philosophy. At the time Mr. McClean was elected Chief Executive Officer the Committee determined that his base salary should be increased to $600,000 for fiscal year 2007.

Conclusion

The Committee believes that current total compensation arrangements are reasonable, competitive, and consistent with the compensation philosophy and plans described above and reflect the Company’s financial results. The Committee is mindful of the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, under which a publicly held company will not be allowed a federal income tax deduction for certain compensation paid to certain executive officers to the extent that compensation exceeds $1 million per certain executive officer in any year. In prior years this limitation has had little or no impact on the deductibility of compensation the Company paid. As compensation has increased with the substantial increases in earnings in the past two years the Committee has taken action to address this concern. We have approved the 2006 Cash Incentive Plan submitted to stockholders for vote as proposal 3 in this proxy statement. Stockholder approval will permit the deductibility by the Company for compensation paid to certain executive officers under the plan to the extent exceeding $1 million beginning with fiscal year 2007. Accordingly we strongly recommend a vote for proposal 3. Although it is our policy to optimize the deductibility of compensation which approval of the 2006 Cash Incentive Plan will accomplish, should the Plan not be approved, we may authorize compensation which may not be fully deductible by the Company as we consider appropriate to retain or attract talented executives whom we believe contribute to the success of the Company. The Committee shall continue to administer compensation programs for executive officers, evaluate recommendations and establish performance measures under existing plans, proposed plans and consider new compensation policies when appropriate.

Robert R. Womack (Chairman)
Moses Feldman
Ralph E. Loewenberg
Anthony A. Massaro
Robert D. Neary
Dorothy G. Owen

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert M. McClean, the son of our President and Chief Executive Officer and director, Murray R. McClean, is employed by CMC Rebar Florida, a subsidiary of the Company located in Ft. Myers, Florida. In his position as sales manager, Robert M. McClean was paid an aggregate, including base salary and bonus, of $103,461 for his services during fiscal year 2006. Donna Rinn, the sister of our Vice President and CMC Steel Group President and Chief Executive Officer, Russell B. Rinn, is employed by the Company. In her position as Process Improvement Program Manager, Donna Rinn was paid an aggregate, including base salary and bonus, of $168,675 for her services during fiscal year 2006.

In October 2005, the Company employed The Koehler Company as the low bidder to provide certain construction services at the Company’s Seguin, Texas plant. At the time Russell B. Rinn’s brother, Craig Rinn, owned an approximate 14% ownership interest in The Koehler Company and was employed as Controller of The Koehler Company. In July 2006, Russell B. Rinn, along with his sister, Donna Rinn and his brother, Phil Rinn each purchased an approximate 7% ownership interest in The Koehler Company. At that same time Russell R. Rinn’s mother, Doris Rinn, also purchased an approximate 13% ownership interest and Craig Rinn increased his ownership interest to approximately 15%. The Company paid The Koehler Company $3,295,273 for the construction services performed during fiscal year 2006. The Koehler Company also purchased $33,943 worth of steel from the Company at fair market value during fiscal year 2006.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return of our common stock during the five year period beginning August 31, 2001, and ending August 31, 2006, with the Standard & Poor’s 500 Composite Stock Price Index also known as the “S&P 500” and the Standard & Poor’s Steel Industry Group Index also known as the “S&P Steel Group.” Each index assumes $100 invested at the close of trading August 31, 2001, and reinvestment of dividends.

	Cumulative Total Return
	2001	2002	2003	2004	2005	2006
Commercial Metals Company	$100.00	$122.32	$130.38	$233.42	$403.08	$586.09
S&P 500	$100.00	$82.01	$91.90	$102.43	$115.29	$125.53
S&P Steel	$100.00	$90.95	$96.34	$164.36	$215.04	$369.04

PROPOSAL II

PROPOSAL TO ADOPT THE SECOND AMENDMENT AND
RESTATEMENT TO THE 1999 NON-EMPLOYEE DIRECTOR STOCK PLAN

The Board of Directors recommends a vote FOR this proposal.

Upon recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the second amendment and restatement to the Commercial Metals Company 1999 Non-Employee Director Stock Plan (the “1999 Stock Plan”). The second amendment and restatement modified the 1999 Stock Plan to provide participants with restricted stock unit compensation and the opportunity to receive restricted stock units in lieu of the cash fees normally provided to outside directors for their services. Restricted stock units provide a right to receive shares of common stock at a future date upon the attainment of certain conditions and include a substantial risk of forfeiture and other restrictions on their sale or other transfer by the participant. Prior to its most recent amendment and restatement, the 1999 Stock Plan provided participants with restricted stock compensation and the opportunity to receive non-qualified stock options in lieu of the cash fees.

The 1999 Stock Plan is intended to attract and retain outside directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of non-qualified stock options, restricted stock and restricted stock units. The 1999 Stock Plan provides for the annual automatic grant of either (i) non-qualified stock options, or (ii) the choice of restricted stock or restricted stock units, as elected by each outside director. In addition, the 1999 Stock Plan provides each participant with the opportunity to elect to receive restricted stock units in lieu of all or part of the cash fees otherwise payable to him or her during a calendar year. The following is a brief description of the 1999 Stock Plan. A copy of the 1999 Stock Plan is attached as Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the 1999 Stock Plan.

It is the judgment of the Board of Directors of the Company that the second amendment and restatement of the 1999 Stock Plan is in the best interest of the Company and its stockholders.

Description of the 1999 Stock Plan

Effective Date and Expiration

The second amendment and restatement of the 1999 Stock Plan will become effective on January 1, 2007 if it is approved by stockholders. The 1999 Stock Plan will terminate on January 31, 2010. Awards made prior to termination may extend beyond that date.

Share Authorization

Subject to certain adjustments, the number of the Company’s shares of common stock that may be issued pursuant to awards under the 1999 Stock Plan is 800,000 shares. Shares are counted only to the extent they are actually issued. Shares of common stock that are subject to awards that are later forfeited, terminated or settled in cash in lieu of common stock, or that expire unexercised, will immediately become available for grants of awards under the 1999 Stock Plan.

Administration

The 1999 Stock Plan will be administered by the Nominating and Corporate Governance Committee of the Board of Directors of the Company or such other committee of the Board as it may designate (the “Committee”). The Committee has authority to (i) interpret the 1999 Stock Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the 1999 Stock Plan, and (iii) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the 1999 Stock Plan. The Committee may delegate to officers of the Company the authority to perform specified functions under the 1999 Stock Plan.

Eligibility

Individuals who are outside directors of the Company at the beginning of a calendar year, or become outside directors after the beginning of a calendar year, are eligible to participate in the 1999 Stock Plan. As of December 1, 2006, the Company had eight outside directors who would be eligible under the 1999 Stock Plan.

Automatic Grant of Awards

On the date of the Company’s annual meeting of shareholders, each participant will be granted either (i) a non-qualified option to purchase 14,000 shares of common stock, or (ii) the choice to receive 4,000 shares of restricted stock or 4,000 restricted stock units, as elected by such participant; individuals who become outside directors after the beginning of a calendar year will be granted a reduced amount of shares subject to options, shares of restricted stock or restricted stock units based on the number of days they serve as an outside director of the Company during that year. The Committee will determine on or prior to the date of the Company’s annual meeting of shareholders whether all participants will receive non-qualified stock options or the election to receive restricted stock or restricted stock units.

For each calendar year other than the first year for which awards are automatically granted to a participant, the participant must elect, prior to January 1st of such year, whether to receive shares of restricted stock or restricted stock units, in the event the Committee determines that participants will receive, at their election, shares of restricted stock or restricted stock units. In addition, each such participant that elects to receive restricted stock units must elect when vested restricted stock units will be converted to shares of common stock and delivered to the participant. For the first calendar year in which awards are granted to a participant, the participant must make the above election on or within 15 days prior to the date on which such participant becomes an outside director.

With respect to this election, a participant may elect that vested restricted stock units will be converted to shares of common stock and delivered to the participant (i) at the time restricted stock units become vested pursuant to the 1999 Stock Plan; (ii) at the time of the participant’s termination of service as a director; (iii) on a specific date which will occur on an anniversary of the “second installment” described below, but in no event later than the fifth anniversary following the second installment; or (iv) at the earlier of the occurrence of the time specified in “(ii)” above or the date specified in “(iii)” above. If a participant fails to make a timely election, the participant will be deemed to have elected that the restricted stock units will be converted to shares of common stock and delivered to the participant at the time restricted stock units become vested.

Election to Receive Restricted Stock Units in Lieu of Cash Fees

For each calendar year other than the first year for which awards are automatically granted to a participant, the participant may elect to receive all or part of his or her annual cash fees for the calendar year in restricted stock units. For the first calendar year in which awards are granted to a participant, the participant must make the above election on or within 15 days prior to the date on which such participant becomes an outside director. Separate elections must be made with respect to (i) cash fees comprised of directors fees, committee chair fees and lead director fees (described in the 1999 Stock Plan as “service fees”), and (ii) meeting fees. Upon electing to receive all or part of his or her service fees for the calendar year in restricted stock units, the number of shares subject to such restricted stock units shall be the number of shares whose fair market value is equal to the dollar amount of the fees subject to the election; the shares’ fair market value is determined as of the date of the Company’s annual meeting of shareholders, or the date such person becomes an outside director, as applicable. Upon electing to receive all or part of his or her meeting fees for the calendar year in restricted stock units, the amount of meeting fees that would otherwise be paid to a participant during such year will be accumulated and then converted to awards on June 30 and December 30 of such year. With respect to elections to receive all or part of the meeting fees for the calendar year in restricted stock units, the number of shares subject to such restricted stock units shall be the number of shares whose fair market value is equal to the dollar amount of the fees subject to the election; the shares’ fair market value is determined as of the applicable June 30 and December 30 dates described above.

The fair market value of the shares subject to restricted stock units will be determined as if the shares were freely transferable and not subject to any restriction.

Non-qualified Stock Options

Grants of non-qualified stock options will become exercisable in two installments: (i) in the “first installment,” 50% of the shares will be exercisable after the first anniversary of the date of grant; and (ii) in the “second installment,” the remainder of the shares will be exercisable after the second anniversary of the date of grant.

Recipients of non-qualified stock options may pay the option exercise price by delivery to the Company of (i) cash or check, (ii) common stock already owned by the participant having a fair market value equal to the aggregate option exercise price (which the participant has not acquired from the Company within six months prior to the exercise date), (iii) an exercise form directing the sale of certain of the shares of common stock purchased upon the exercise of the option or the pledge of shares to a broker as collateral for a loan from the broker and the delivery to the Company of the amount of sale or loan proceeds necessary to pay the purchase price, or (iv) any other form of consideration that is acceptable to the Committee.

The exercisability of non-qualified stock options will automatically accelerate upon (i) the participant’s death, (ii) the participant’s termination of service as a director as a result of disability, (iii) the participant’s termination of service as a director as a result of his or her retirement, or (iv) the occurrence of a change of control.

Restricted Stock and Restricted Stock Units

Restricted stock consists of shares that are transferred or sold by the Company to a participant but are subject to a substantial risk of forfeiture until vested and other restrictions on sale or other transfer by the participant. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of the grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture until vested, and other restrictions on sale or other transfer by the participant.

Grants of restricted stock and restricted stock units will vest in two installments: (i) in the “first installment,” 50% of the shares subject to the grant will be fully vested upon the first anniversary of the date of grant, and (ii) in the “second installment,” the remainder of the shares subject to the grant will be fully vested upon the second anniversary of the date of grant.

The vesting of restricted stock and restricted stock units will automatically accelerate upon (i) the participant’s death, (ii) the participant’s termination of service as a director as a result of disability, (iii) the participant’s termination of service as a director as a result of his or her retirement, or (iv) the occurrence of a change of control.

Adjustments Upon Changes in Capitalization

The number of shares of common stock subject to an award will be adjusted by the Committee, if any dividend, recapitalization, stock split, merger or other similar corporate transaction affects the fair value of the award, such adjustment shall be made so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event.

Amendment or Discontinuance of the 1999 Stock Plan

The Board of Directors of the Company may, at any time, amend or discontinue the 1999 Stock Plan; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies and regulations. No amendment or discontinuance of the 1999 Stock Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 1999 Stock Plan without the consent of the affected participant.

Plan Benefits

Future benefits under the 1999 Stock Plan are not currently determinable.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to awards under the 1999 Stock Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Non-qualified Stock Options

A participant generally will not recognize income at the time a non-qualified option is granted. When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for shares of common stock acquired under a non-qualified option will be equal to the option price paid for the shares of common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares of common stock acquired by exercise of a non-qualified option, any amount received in excess of the participant’s tax basis for the shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock. If the amount received is less than the participant’s tax basis for the shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special rule if option price is paid for in shares of common stock

If a participant pays the exercise price of a non-qualified option with previously-owned shares of Company common stock and the transaction is not a disqualifying disposition of shares of common stock previously acquired under an incentive option, the shares of common stock received equal to the number of shares of common stock surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the shares of common stock received will be equal to the participant’s tax basis and holding period for the shares of common stock surrendered. The number of shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these additional shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for these shares will begin on the date of exercise.

Restricted Stock

The recipient of Restricted Stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of common stock granted as Restricted Stock at such time as the shares of common stock are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares of common stock. However, a participant who receives Restricted Stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of common stock to recognize ordinary income on the date of transfer of the shares of common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of common stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of common stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Restricted Stock Units

The recipient of restricted stock units will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income with respect to an award, the Company will generally be entitled to a corresponding deduction.

Federal Tax Withholding

Any ordinary income realized by a participant upon receipt of cash is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act. Deferred compensation that is subject to Section 409A of the Code may be subject to certain federal income tax withholding and reporting requirements.

Other Tax Matters

If a participant’s rights under the 1999 Stock Plan are accelerated as a result of a change in control (as defined in the 1999 Stock Plan), the participant may be subject to (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on the value of such accelerated rights, and (ii) the loss by the Company of its compensation deduction.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A are not satisfied, deferred compensation and earnings thereon will be subject to tax, plus interest and a penalty tax. Restricted stock units and certain stock options are subject to Section 409A of the Code.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the meeting and entitled to vote is required to adopt the proposal to approve the Second Amendment and Restatement to the 1999 Non-Employee Director Stock Plan.

The Board of Directors recommends a vote FOR the proposal to adopt the Second Amendment and Restatement to the 1999 Non-Employee Director Stock Plan.

PROPOSAL III

PROPOSAL TO ADOPT THE 2006 CASH INCENTIVE PLAN

The Board of Directors recommends a vote FOR this proposal.

Upon recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the Commercial Metals Company 2006 Cash Incentive Plan (the “2006 Cash Plan”). The 2006 Cash Plan is intended to advance the interests of the Company and its stockholders by identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain employees who have outstanding skills and abilities and who achieve superior performance and by fostering accountability and teamwork throughout the Company. The following is a brief description of the 2006 Cash Plan. The 2006 Cash Plan provides for the granting of awards of incentive compensation that may be paid to a participant upon satisfaction of specified performance goals for a particular performance period (as defined below). A copy of the 2006 Cash Plan is attached as Appendix B to this proxy statement, and the following description is qualified in its entirety by reference to the 2006 Cash Plan.

It is the judgment of the Board of Directors of the Company that the 2006 Cash Plan is in the best interest of the Company and its stockholders.

Description of the 2006 Cash Plan

Effective Date and Expiration

The 2006 Cash Plan will become effective on September 1, 2006, if it is approved by the stockholders, and will remain in effect until it is terminated by the Board of Directors of the Company or such committee of the Board as is designated by the Board to administer the 2006 Cash Plan (the “Committee”).

Administration

The 2006 Cash Plan will be administered by the Committee, which has authority to (i) designate the employees who are eligible to participate in the 2006 Cash Plan; (ii) establish the performance goals and achievement levels for each participant; and (iii) establish and certify the achievement of the performance goals. In addition, the Committee may delegate its authority and responsibilities under the 2006 Cash Plan to the Company’s Chief Executive Officer. However, with respect to employees for whom the limitation on deductibility for compensation pursuant to Section 162(m) of the Code is applicable, any decision concerning the award of incentive compensation will be made by the members of the Committee who are at that time “outside” directors, as that term is used in Section 162(m) of the Code.

Eligibility

For each period selected by the Committee for payment of incentive compensation, referred to as a “Performance Period”, the Committee will select the particular employees to whom incentive compensation may be awarded. A Performance Period may be a fiscal year or a period that is longer or shorter than a fiscal year. Senior management of each business unit of the Company will recommend to the Committee, the employees of the business unit eligible to receive awards under the 2006 Cash Plan; provided that, the Committee will consider, but will not be bound by, such recommendations.

Determination of Performance Goals

No later than the 90th day of the Performance Period (and in the case of a Performance Period less than a fiscal year, no later than the date on which 25% of the Performance Period has elapsed), the Committee must approve and deliver to the Chief Executive Officer a written report setting forth:

(i) the business unit performance goals and the Company performance goals for the Performance Period;

(ii) the threshold, target, and maximum achievement levels for business unit performance goals and Company performance goals for the Performance Period;

(iii) with respect to each participant, incentive compensation as a percentage of base pay for achievement of threshold, target and maximum achievement levels and the relative weighting of each performance goal in determining the participant’s incentive compensation; and

(iv) a schedule setting forth payout opportunity as a percentage of base pay for threshold, target and maximum achievement levels.

The Committee may delegate to the Chief Executive Officer the determinations under items (i) through (iv) above, which the Chief Executive Officer will report to the Committee; provided that the Committee will consider, but will not bound by, the recommendations and determinations of the Chief Executive Officer.

Categories of Business Unit and Company Performance Goals

The business unit performance goals established by the Committee for any Performance Period may differ among participants and business units. For each participant or business unit, the business unit performance goals will be based on the performance of the business unit. Performance criteria for a business unit will be related to the achievement of financial and operating objectives of the business unit, including such factors as operating profit; earnings before deductions for interest and income tax payments or earnings before deductions for interest, income tax payments, depreciation and amortization or other measures of cash flow (either in the aggregate or on a per-

share basis); first in first out net earnings, gross or net sales, or changes in net sales; cash flow(s) (including either operating or net cash flows); total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; earnings growth; return on net assets, return on invested capital, or other return measures, including return or net return on working assets, equity, capital or net sales; pre-tax profits (either on a LIFO or FIFO net earnings basis); operating margins; operating profits; growth in operating earnings or growth in earnings per share; value of assets; market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; aggregate product price and other product measures; expense or cost levels; reduction of losses, loss ratios or expense ratios; reduction in fixed assets; operating cost management; management of capital structure; debt reduction; productivity improvements; inventory and/or receivables control; satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; customer satisfaction based on specified objective goals or a Company-sponsored customer survey; employee diversity goals; employee turnover; specified objective social goals; safety record; or other objectively measurable factors directly tied to the performance of the business unit.

The Company performance goals established by the Committee for any Performance Period will relate to the achievement of predetermined financial objectives for the Company and its subsidiaries on a consolidated basis, including the other factors listed above, applied to the Company and its subsidiaries on a consolidated basis. The Company performance goals may be established either on an absolute or on a per share basis. The Company performance goals may also be established on a relative basis as compared to the performance of a published or special index deemed applicable by the Committee, including but not limited to the Standard and Poor’s 500 Index or a group of companies deemed by the Committee to be comparable to the Company.

Certification and Level of Achievement

Within 75 days after the end of each Performance Period, senior management of each business unit will report to the Committee the extent to which business unit performance goals were achieved for the Performance Period. As soon as practicable following the finalizing of the Company’s financial results for any Performance Period and receipt of the report of the business unit senior management, the Committee will certify in writing:

(i) the extent to which the Company achieved its Company performance goals for the Performance Period;

(ii) the extent to which each business unit achieved its business unit performance goals for the Performance Period;

(iii) the calculation of the participants’ incentive compensation; and

(iv) the determination by the Committee of the amount of incentive compensation, if any, to be paid to each participant for the Performance Period.

If at least the threshold achievement of a performance goal is achieved, the incentive compensation that may be paid to a participant will be based on a percentage of the participant’s base pay. This percentage of base pay will be set forth in a predetermined schedule that sets forth the level of achievement of a Performance Goal to an earned award as a percentage of base pay. However, the Committee may, in its discretion, decrease the incentive compensation to be paid to one or more participants for such Performance Period. The maximum compensation payable to any participant with respect to any single award will not exceed $3,500,000.

Payment, Termination of Employment and Forfeiture of Incentive Compensation

Subject to the provisions below and except as otherwise provided in the 2006 Cash Plan, a participant’s incentive compensation for each Performance Period will be paid as soon as practicable after the fiscal year-end results for such Performance Period have been finalized, but in no event later than March 15th of the first calendar year immediately following the close of such Performance Period. The payment will be in the form of a cash lump sum.

If a participant’s employment with the Company and its subsidiaries is terminated voluntarily by the participant for any reason other than the participant’s retirement, or is terminated for cause, during a Performance Period, or after a Performance Period but prior to the date of actual payment of the incentive compensation, the participant will immediately forfeit any right to receive any incentive compensation for the Performance Period. If a participant’s employment is terminated by reason of the participant’s retirement, or is terminated without cause, the participant will, if the Committee so determines, be eligible to receive a pro rata portion of the incentive compensation that would have been payable to the participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her base pay received for the Performance Period.

If during a Performance Period that does not exceed a fiscal year, a participant’s employment is terminated by reason of the participant’s death or disability, then the participant will, if the Committee so determines, be eligible to receive the full amount of the incentive compensation that would have been payable to the participant if he or she had remained employed until the close of the Performance Period. If, during a Performance Period that exceeds a fiscal year, a participant’s employment is terminated by reason of the participant’s death or disability, then the participant will, if the Committee so determines, be eligible to receive a pro rata portion of the incentive compensation that would have been payable to the participant if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her base pay received for the Performance Period.

Any individual who is newly-hired or becomes eligible to participate in the 2006 Cash Plan during a Performance Period and who is selected by the Committee to participate in the 2006 Cash Plan will be eligible to receive a pro rata portion of the incentive compensation to which he or she could have been entitled if he or she had been employed for the full Performance Period, based on the number of days during the Performance Period during which he or she is a participant in the 2006 Cash Plan and calculated on the basis of his or her base pay received for the Performance Period. The incentive compensation will be paid at the time and in the manner set forth above.

Adjustments upon Changes in Capitalization

In the event of a merger, consolidation, sale of assets or other business combination in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company’s common stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company’s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger), the Committee will adjust the Performance Goals and achievement levels so that the incentive compensation amounts to which a participant is entitled are not adversely affected by such events.

Amendment or Discontinuance of the 2006 Cash Plan

The Committee may amend or discontinue the 2006 Cash Plan.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the awards under the 2006 Equity Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Tax Consequences to Participants

The recipient of cash will be subject to tax at ordinary income rates on the amount of the award on the date of payment or delivery.

Federal Tax Withholding

Any ordinary income realized by a participant upon receipt of cash is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act. Deferred compensation that is subject to Section 409A of the Code may be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company or Subsidiary

To the extent that a participant recognizes ordinary income, the Company will generally be entitled to a corresponding deduction.

Other Tax Matters

If a participant’s rights under the 2006 Cash Plan are accelerated as a result of a change in control (as defined in the 2006 Cash Plan) the participant may be subject to (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on the value of such accelerated rights, and (ii) the loss by the Company of its compensation deduction.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A are not satisfied, deferred compensation and earnings thereon will be subject to tax, plus an interest charge and a penalty tax. To the extent the 2006 Cash Plan is subject to and does not comply with Section 409A of the Code with respect to any award of incentive compensation, the 2006 Cash Plan may be amended to the extent necessary.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the meeting and entitled to vote is required to adopt the proposal to approve the Company’s 2006 Cash Incentive Plan.

The Board of Directors recommends a vote FOR the proposal to APPROVE the Company’s 2006 Cash Incentive Plan.

PROPOSAL IV

PROPOSAL TO ADOPT THE 2006 LONG-TERM EQUITY INCENTIVE PLAN

The Board of Directors recommends a vote FOR this proposal.

Upon recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the Commercial Metals Company 2006 Long-Term Equity Incentive Plan (the “2006 Equity Plan”). The 2006 Equity Plan is intended to replace the Company’s 1996 Long-Term Incentive Plan (the “1996 Plan”) under which a variety of incentive awards could have been made to employees. The Board of Directors of the Company terminated, except as to awards then outstanding, the 1996 Plan effective August 31, 2006. No new incentive awards may be issued under the 1996 Plan. Prior to termination there were 4,931,502 shares reserved for future awards under the 1996 Plan. As described below, the 2006 Plan as proposed provides that 5,000,000 shares are to be reserved for issuance, subject to adjustments for certain events including stock splits. In the event the 2006 Plan is not approved the Company will be without an effective means to provide meaningful equity incentives to its key executives. The 2006 Equity Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees and management of the Company and its subsidiaries.

The 2006 Equity Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards which may be paid in cash or stock. The 2006 Equity Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of key employees and management to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The following is a brief description of the 2006 Equity

Plan. A copy of the 2006 Equity Plan is attached as Appendix C to this proxy statement, and the following description is qualified in its entirety by reference to the 2006 Equity Plan.

It is the judgment of the Board of Directors of the Company that the 2006 Equity Plan is in the best interest of the Company and its stockholders.

Description of the 2006 Equity Plan

Effective Date and Expiration

The 2006 Equity Plan will become effective on November 6, 2006, if approved by the stockholders and will terminate on December 1, 2016, or earlier upon action of the Board of Directors. Awards made prior to termination may extend beyond that date. In no event will any award be exercisable after the expiration of ten years from the date of grant.

Share Authorization

Subject to certain adjustments, the number of the Company’s shares of common stock that may be issued pursuant to awards under the 2006 Equity Plan is 5,000,000 shares. Shares are counted only to the extent they are actually issued. If (i) shares are issued and reacquired by the Company, or (ii) if shares covered by an award that may be settled in shares of common stock or cash and the award is settled in cash, those shares will again be available for issuance under the 2006 Equity Plan. However, shares tendered in payment of the purchase price of an award or to satisfy tax withholding obligations are not available for awards under the 2006 Equity Plan.

A maximum of 200,000 shares may be granted in any fiscal year to any one participant.

Administration

The 2006 Equity Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or such other committee of the Board as it may designate (the “Committee”). The Committee has authority to (i) interpret the 2006 Equity Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the 2006 Equity Plan, (iii) establish performance goals for an award pursuant to the 2006 Equity Plan and certify the extent of a participant’s achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the 2006 Equity Plan. The Committee may delegate to officers of the Company the authority to perform specified administrative functions under the 2006 Equity Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority will be deemed to have been taken by the Committee. Any interpretation, determination, or other action made or taken by the Committee will be final, binding, and conclusive on all interested parties.

Eligibility

Employees (including an employee who is also a director or an officer) of the Company or its subsidiaries whose judgment, initiative and efforts contribute to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2006 Equity Plan. As of November 6, 2006, the Company had approximately 700 employees who would be eligible under the 2006 Equity Plan.

Stock Options

The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options. Recipients of stock options may pay the option exercise price by delivery to the Company of (i) cash or check, (ii) common stock already owned by the participant having a fair market value equal to the aggregate option exercise price and that the participant has not acquired from the Company within six months prior to the exercise date, (iii) an option exercise form directing the sale of certain of the shares of common stock purchased upon the exercise of the option or the pledge of shares to a broker as collateral for a loan from the broker and the delivery to the Company of the amount of sale or loan proceeds necessary to pay the purchase price, or (iv) any other form of consideration that is acceptable to the Committee.

A stock option will be exercisable in accordance with the terms of the applicable option agreements. Options are not transferable other than by will or the laws of descent and distribution, except that the Committee may permit further transferability of a non-qualified stock option and, unless otherwise provided in the option agreement, a non-qualified stock option may be transferred to one or more members of the immediate family of the participant; a trust for the benefit of one or more members of the immediate family of the participant; a partnership, the sole partners of which are the participant, members of the participant’s immediate family, and one or more family trusts; or a foundation in which the participant controls the management of the assets.

Stock Appreciation Rights

Stock appreciation rights (“SARs”) may, but need not, relate to options. An SAR is the right to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. An SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Committee will determine the terms of each SAR at the time of the grant. An SAR may not be granted at less than the fair market value of a share of common stock on the date the SAR is granted and cannot have a term of longer than ten years. Distributions to the recipient may be made in shares of common stock, in cash or in a combination of both as determined by the Committee.

SARs are not transferable other than by will or the laws of descent and distribution, except that the Committee may permit further transferability of an SAR and, unless otherwise provided in the SAR award agreement, an SAR may be transferred to one or more members of the immediate family of the participant; a trust for the benefit of one or more members of the immediate family of the participant; a partnership, the sole partners of which are the participant, members of the participant’s immediate family, and one or more family trusts; or a foundation in which the participant controls the management of the assets.

Restricted Stock and Restricted Stock Units

Restricted stock consists of shares that are transferred or sold by the Company to a participant but are subject to a substantial risk of forfeiture until vested and other restrictions on sale or other transfer by the participant. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of the grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture until vested, and other restrictions on sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions.

Performance Awards

The Committee may grant performance awards payable in cash or shares of common stock at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made. Subject to Committee discretion, a performance award will terminate for all purposes if the participant is not continuously employed by the Company at all times during the applicable performance period.

Other Awards

The Committee may grant other forms of awards payable in cash or shares of common stock if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2006 Equity Plan. The terms and conditions of such other form of award will be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Performance Goals

Awards of restricted stock, restricted stock units, performance awards and other awards (whether relating to cash or shares of common stock) under the 2006 Equity Plan may be made subject to the attainment of performance goals within the meaning of Section 162(m) of the Code that consist of one or more, or any combination, of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating profit earnings before tax; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net earnings on either a LIFO of FIFO basis; net sales; net asset or book value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s common stock; return on assets net assets, invested capital, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; productivity increases, units per man hour; or reduction in lost time, accidents or other safety records (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria will be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report on Form 10-K. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Adjustments Upon Changes in Capitalization

The number of shares of common stock subject to an award will be adjusted by the Committee, if any dividend, recapitalization, stock split, merger or other similar corporate transaction affects the fair value of the award, such adjustment shall be made so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event.

Amendment or Discontinuance of the Plan

The Board of Directors of the Company may, at any time amend, or discontinue the 2006 Equity Plan; provided, however, that (i) no amendment that requires stockholder approval for the 2006 Equity Plan and to continue to comply with the Code or any applicable requirements of any securities exchange or inter-dealer quotation system on which the Company’s stock is listed or traded, shall be effective unless the amendment is approved by the requisite vote of the Company’s stockholders; and (ii) unless required by law, no action by the Board of Directors of the Company regarding amendment or discontinuance of the 2006 Equity Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding award under the 2006 Equity Plan without the consent of the affected participant.

Plan Benefits

Future benefits under the 2006 Equity Plan are not currently determinable.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to awards under the 2006 Equity Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Incentive Stock Options

A participant will not recognize income at the time an incentive option is granted. When a participant exercises an incentive option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares of common stock with respect to which the participant’s incentive options are exercisable for the first time during any year exceeds $100,000, the incentive options for the shares of common stock over $100,000 will be treated as nonqualified options, and not incentive options, for federal tax purposes, and the participant will recognize income as if the incentive options were nonqualified options.

In addition to the foregoing, if the fair market value of the shares of common stock received upon exercise of an incentive option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s tax status.

The tax treatment of any shares of common stock acquired by exercise of an incentive option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive option was granted or one year after the shares of common stock were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares of common stock acquired by exercise of an incentive option after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of common stock. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares of common stock acquired by exercise of an incentive option prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares of common stock is greater than the fair market value of the shares of common stock on the exercise date, then the difference between the incentive option’s exercise price and the fair market value of the shares of common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares of common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares of common stock will be treated as capital gain. However, if the price received for shares of common stock acquired by exercise of an incentive option is less than the fair market value of the shares of common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares of common stock.

Non-qualified Stock Options

A participant generally will not recognize income at the time a non-qualified option is granted. When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for shares of common stock acquired under a non-qualified option will be equal to the option price paid for the shares of common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares of common stock acquired by exercise of a non-qualified option, any amount received in excess of the participant’s tax basis for the shares will be treated as short- term or long-term capital gain, depending upon how long the participant has held the shares of common stock. If the amount received is less than the participant’s tax basis for the shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If a participant pays the exercise price of a non-qualified option with previously-owned shares of Company common stock and the transaction is not a disqualifying disposition of shares of common stock previously acquired under an incentive option, the shares of common stock received equal to the number of shares of common stock surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the shares of common stock received will be equal to the participant’s tax basis and holding period for the shares of common stock surrendered. The number of shares of common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these additional shares of common stock will be equal to their fair market value on the date of exercise, and the participant’s holding period for these shares will begin on the date of exercise.

If the use of previously acquired shares of common stock to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of shares of common stock previously acquired under an incentive option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of common stock surrendered, determined at the time such shares of common stock were originally acquired on exercise of the incentive option, over the aggregate option price paid for such shares of common stock. As discussed above, a disqualifying disposition of shares of common stock previously acquired under an incentive option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares of common stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock

A participant who receives Restricted Stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of common stock granted as Restricted Stock at such time as the shares of common stock are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares of common stock. However, a participant who receives Restricted Stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of common stock to recognize ordinary income on the date of transfer of the shares of common stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of common stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of common stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Stock Appreciation Rights

Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards

In the case of an award of restricted stock units, performance awards, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding

Any ordinary income realized by a participant upon receipt of cash is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act. Deferred compensation that is subject to Section 409A of the Code may be subject to certain federal income tax withholding and reporting requirements.

To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares of common stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares of common stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income with respect to an award, the Company will generally be entitled to a corresponding deduction.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax, plus an interest charge and a penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Million Dollar Deduction Limit and Other Tax Matters

The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company intends that benefits in the form of stock options, performance awards, stock appreciation rights, performance-based restricted stock and restricted stock units and performance based cash payments under other awards will be designed to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the plan are accelerated as a result of a change in control, the individual may be subject to (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the meeting and entitled to vote is required to adopt the proposal to approve the Company’s 2006 Long-Term Equity Incentive Plan.

The Board of Directors recommends a vote FOR the proposal to APPROVE the Company’s 2006 Long-Term Equity Incentive Plan.

AUDIT COMMITTEE REPORT

For many years we have had a standing Audit Committee of our Board of Directors. Our Board of Directors annually selects the members of the Committee. Five non-employee directors, Messrs. Neary, (Chairman), Adams, Massaro, Smith and Womack are presently members of the Committee. Our Board of Directors has determined that each member of the Committee is qualified to serve. The Committee satisfies all applicable financial literacy requirements and each member is independent as required by the Sarbanes-Oxley Act and as “independence” is defined by the revised listing standards of the New York Stock Exchange. Our Board of Directors has determined that Messrs. Neary, Massaro, Smith and Womack meet the definition of “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee Charter sets forth the duties and responsibilities of the Committee. The Audit Committee Charter is available for review at the Company’s website www.cmc.com under the corporate governance section. During the fiscal year ended August 31, 2006, the Committee met ten times. The Committee among other activities described in its charter, has sole authority for the appointment (subject to stockholder ratification), retention, oversight, termination and replacement of the independent registered public accountants, recommends to our Board of Directors whether the audited financial statements should be included in our Annual Report on Form 10-K, reviews quarterly financial statements with management and the independent registered public accountants, reviews with our internal audit staff and independent auditor our controls and procedures and approves, prior to rendition of services, all audit and engagement fees of the independent registered public accountants.

The Committee has reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2006, with management and with the independent auditors. Those discussions included the matters required to be disclosed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has received the written disclosures and letter from the independent auditors as required by Independence Standards Board Standard No. 1 concerning independence discussions with audit committees. The Committee has discussed with the independent auditors their independence under such standards and has determined that the services provided by Deloitte & Touche LLP are compatible with maintaining their independence. Based on the Committee’s discussion and review with management and the independent auditors, the Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended August 31, 2006, be included in our Annual Report on Form 10-K as filed November 8, 2006 with the Securities and Exchange Commission.

Robert D. Neary, Chairman
Harold L. Adams
Anthony A. Massaro
J. David Smith
Robert R. Womack

PROPOSAL V

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends a vote FOR the proposal.

The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending August 31, 2007, subject to stockholder ratification. Fees billed by Deloitte & Touche LLP to us for services during the fiscal years ended August 31, 2005 and August 31, 2006 were:

	Fiscal Year	Fiscal Year
Type of Fees	2005	2006

Audit Fees	$2,746,883	$2,692,029
Audit-Related Fees	$165,170	$106,045
Tax Fees	$104,307	$59,957
All Other Fees	$0	$0
Deloitte & Touche LLP Total Fees	$3,016,360	$2,858,031

The caption “Audit Fees” are fees we paid Deloitte & Touche LLP for professional services for the audit of our consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are fees billed by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, “Tax Fees” are fees for tax compliance, tax advice, and tax planning, and “All Other Fees” are fees billed by Deloitte & Touche LLP for any services not included in the first three categories.

Representatives of Deloitte & Touche LLP will be present at the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board of Directors requests that stockholders ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the 2007 audit of our financial statements.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the meeting and entitled to vote is required to adopt the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2007.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP.

PROPOSAL VI

PROPOSED STOCKHOLDER RESOLUTION

Walden Asset Management has notified us that it intends to present the following proposal for consideration at the meeting of stockholders. The address and number of shares held by Walden Asset Management are available from the Company upon request to the Secretary of the Company. The proposed resolution and supporting stockholder statement are followed by a statement of opposition and recommendation from the Company’s Board to vote against this proposal. Following SEC rules, other than minor formatting changes, we are reprinting this proposal and supporting statement as it was submitted to us by the stockholder. We take no responsibility for the contents of the following proposal or the supporting stockholder statement.

SEXUAL ORIENTATION NONDISCRIMINATION POLICY

WHEREAS: Commercial Metals Company does not explicitly prohibit discrimination based on sexual orientation in its written employment policy;

According to a September 2002 survey by Harris Interactive and Witeck-Combs, almost one out of every 10 gay or lesbian adults also stated that they had been fired or dismissed unfairly from a previous job, or pressured to quit a job because of their sexual orientation; 41% of gay and lesbian workers in the United States reported an experience with some form of job discrimination related to sexual orientation;

National public opinion polls consistently find more than three-quarters of the American people support equal rights in the workplace for gay men, lesbians and bisexuals; for example, in a Gallup poll conducted in June 2001, 85% of respondents favored equal opportunity in employment for gays and lesbians;

San Francisco, Minneapolis, Seattle and Los Angeles currently have in effect legislation restricting business with companies which do not guarantee equal treatment for lesbian and gay employees; and such legislation will come into effect in the state of California in 2007;

Sixteen states, the District of Columbia, and more than 140 cities, including Dallas, TX, have laws prohibiting employment discrimination based on sexual orientation; Our company has operations in, and makes sales to, institutions in states and cities that prohibit discrimination on the basis of sexual orientation; Commercial Metals has an interest in preventing discrimination and resolving complaints internally to avoid costly litigation or damage to our reputation as an equal opportunity employer;

Commercial Metals is increasingly alone in its position, as 98% of Fortune 100® companies, and more than 80% of the Fortune 500® companies, have adopted written nondiscrimination policies prohibiting discrimination and harassment on the basis of sexual orientation, according to the Human Rights Campaign Foundation (HCRF);

Commercial Metals’ industry peers and competitors, such as Alcoa, Ball Corp., Crown Holdings, Newmont Mining, Nucor Corp., Owens-Illinois, Ryerson and U.S. Steel, explicitly prohibit this form of discrimination in their written policies;

Other major corporate employers located in or near Irving, TX, including Affiliated Computer Services, AMR Corp., Centex, Dean Foods, Omni Hotels, RadioShack, Southwest Airlines, Tenet Healthcare, Texas Instruments and TXU explicitly prohibit this form of discrimination in their written policies; We believe that the corporations with nondiscrimination policies that reference sexual orientation have a competitive advantage in recruiting and retaining employees from the widest talent pool;

RESOLVED: The Shareholders request that Commercial Metals Company amend its written equal employment opportunity policy to explicitly prohibit discrimination based on sexual orientation and to substantially implement that policy.

SUPPORTING STATEMENT: Employment discrimination on the basis of sexual orientation diminishes employee morale and productivity. Because state and local laws differ with respect to employment discrimination, Commercial Metals would benefit from a consistent, corporate-wide policy to enhance efforts to prevent discrimination, resolve complaints internally, and ensure a respectful and supportive atmosphere for all employees. Commercial Metals will enhance its competitive edge by joining the growing ranks of companies guaranteeing equal opportunity for al1 employees.

COMPANY’S STATEMENT IN OPPOSITION

The Company does not tolerate discrimination and harassment of any form, which includes sexual orientation, and our employees understand and enforce these policies. However, we do not believe that it is desirable or even possible to attempt to list all potential forms of discrimination in a written policy. For this reason we limit those forms of discrimination specifically referenced to the requirements of federal law. Contrary to comments in the proponents’ proposal, we believe that the Company suffers no competitive disadvantage in recruiting and retaining employees. Therefore, the Board believes amending the Company’s written policies on discrimination and harassment is unwarranted and unnecessary.

In our policies and practice, the Company is already an equal opportunity employer with a firm and long-standing commitment to preventing discrimination in the workplace. The policies of our Company and business units are consistent with the principles of our People Program which has as a core value our commitment to equal employment opportunity. We are committed to providing equal opportunity without regard to race, national origin, sex, age, religion, disability or veteran status in all aspects of employment including hiring, assignment, promotion, training, compensation, disciplinary action and termination. We are committed to assuring a work place environment free of discrimination on any basis other than merit and performance-related qualifications.

The Board of Directors unanimously recommends a vote AGAINST this proposal.

GENERAL

The annual report to stockholders covering fiscal year 2006 has been mailed to stockholders with this mailing or previously. The annual report does not form any part of the material for the solicitation of proxies.

Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a stockholder at the annual meeting to be held in January 2008 must be received by us at our principal executive offices no later than August 11, 2007.

We will bear the expense of solicitation of proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone or facsimile. We will request brokers, dealers or other nominees to send proxy material to and obtain proxies from their principals and will, upon request, reimburse such persons for their reasonable expenses.

OTHER BUSINESS

Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

By Order of the Board of Directors,

David M. Sudbury
Vice President, Secretary
and General Counsel

December 11, 2006

Appendix A

COMMERCIAL METALS COMPANY

1999 NON-EMPLOYEE DIRECTOR STOCK PLAN

Second Amendment and Restatement

The Commercial Metals Company 1999 Non-Employee Director Stock Option Plan (hereinafter called the “Plan”) was adopted by the Board of Directors of Commercial Metals Company, a Delaware corporation (hereinafter called the “Company”). The Plan was originally effective as of November 22, 1999 and the Plan was amended and restated effective January 27, 2005. This second amended and restated version of the Plan is effective January 1, 2007.

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain Outside Directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of nonqualified stock options, restricted stock and restricted stock units that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company; and

(c) provide a means through which the Company may attract able persons as directors.

With respect to any Participant who is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”), the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1  [Reserved]

2.1A  “Award” means the grant of any Stock Option, Restricted Stock or Restricted Stock Units. To the extent an Award issued under the Plan is subject to Section 409A of the Code, such Award shall be issued in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.

2.1B  “Award Agreement” means a written agreement between a Participant and the Company that sets out the terms of the Award.

2.2  “Board” means the board of directors of the Company.

2.3  “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3)of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 15% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act), provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquirer is (w) Daniel E. Feldman, Moses Feldman, Robert L. Feldman, or Sara B. Feldman (the “Feldmans”), or any of his or her affiliates, so long as the Feldmans and their affiliates do not beneficially own an aggregate of 25% or more of the shares of Common Stock then outstanding, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7. Under sub-clause (w) of clause (v) of the preceding sentence, if a person or entity is an affiliate of one or more of the Feldmans and of another person or entity, such sub-clause (w) shall not serve to exempt such other person or entity in determining whether a Change of Control has occurred.

Notwithstanding the foregoing provisions of this Section 2.3, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.4  “Code” means the Internal Revenue Code of 1986, as amended.

2.5  “Committee” means the nominating and corporate governance committee of the Board or such other committee appointed or designated by the Board to administer the Plan in accordance with ARTICLE 3 of this Plan.

2.6  “Common Stock” means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

2.7  “Company” means Commercial Metals Company, a Delaware corporation, and any successor entity.

2.8  “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement in accordance with the terms of the Plan; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.9  “Election Form” means a form approved by the Committee pursuant to which an Outside Director elects payment of all or a portion of his or her Fees under Section 4.2 of this Plan in the form of Restricted Stock Units, and, if applicable, an Outside Director elects to receive his or her automatic grant Award under Section 4.1 of this Plan in the form of Restricted Stock Units or shares of Restricted Stock.

2.9A   “Election Period” means the period between November 1 and December 31 immediately prior to the commencement of a calendar year in which compensation for Outside Director services is earned, or such other time period designated by the Committee, during which an Outside Director may elect payment of all or a portion of his or her Fees under Section 4.2 of this Plan in the form of Restricted Stock Units, and, if applicable, an Outside Director elects to receive his or her automatic grant Award under Section 4.1 of this Plan in the form of Restricted Stock Units or shares of Restricted Stock. If a person becomes an Outside Director at any time during a calendar year, including an Employee serving as a director who becomes an Outside Director because such director’s employment with the Company terminates during such period, the Election Period for such person for that year

(i) shall commence no earlier than the date that is fifteen (15) days prior to the date on which such person first becomes an Outside Director and (ii) shall end at the close of the day on which such person first becomes an Outside Director, unless an election made during such period would result in the current taxation of such person pursuant to Section 409A of the Code or any guidance issued thereunder.

2.10  “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.11  “Fair Market Value” means, as of a particular date, the closing sales price per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported,.

2.12  “Fees” means the applicable directors fees including lead director fees, committee chair fees and meeting fees payable by the Company to an Outside Director for service as an Outside Director of the Company during a calendar year, as such amounts may be changed from time to time.

2.13  “Optioned Shares” means the full shares of Common Stock which a Participant may purchase pursuant to the exercise of a Stock Option granted pursuant to this Plan.

2.14  “Option Period” means the period during which a Stock Option may be exercised.

2.15  “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.16  [Reserved]

2.17  “Outside Director” means a director of the Company who is not an Employee.

2.18  “Participant” means an Outside Director of the Company.

2.19  “Plan” means this Commercial Metals Company 1999 Outside Director Stock Option Plan, as amended from time to time.

2.20  [Reserved]

2.20A  “Restricted Stock” means shares of Common Stock issued to a Participant pursuant to Sections 4.1, which are subject to restrictions or limitations set forth in the Plan and in the related Award Agreement.

2.20B  “Restricted Stock Units” means rights awarded to a Participant pursuant to Sections 4.1 and 4.2 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.21  “Retirement” means Termination of Service as a Director at or after attaining age 62.

2.22  “Stock Option” means a non-qualified option to purchase Common Stock granted to a Participant under the Plan.

2.23  [Reserved]

2.24  “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.25  “Termination of Service as a Director” occurs when a Participant who is an Outside Director of the Company shall cease to serve as a director of the Company for any reason. Notwithstanding the foregoing provisions of this Section 2.25, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service as a Director” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.26  “Total and Permanent Disability” means that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties as a director for a period of six (6) continuous months, as determined in good faith by the Committee. Notwithstanding the foregoing provisions of this Section 2.26, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

3.1  General Administration; Establishment of Committee.  Subject to the terms of this ARTICLE 3, the Plan shall be administered by the nominating and corporate governance committee or the Board or such other committee appointed by the Board (the “Committee”). The Committee shall consist of not fewer than two (2) persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2  Authority of the Committee.  The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officer of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY; GRANT OF AWARDS

4.1  Automatic Grant of Awards.  On the date of the Company’s annual meeting of stockholders, each Outside Director serving as such on that date shall automatically be granted an Award of either (i) a Stock Option to purchase Fourteen Thousand (14,000) shares of Common Stock on such date or (ii) at the election of a Participant, either four thousand (4,000) Restricted Stock Units or four thousand (4,000) shares of Restricted Stock.

The Committee, in its sole discretion, shall determine, on or prior to the date of the Company’s annual meeting of stockholders whether all Participants shall receive the grant of the annual Award in the form of Stock Options or all Participants shall receive the choice of Restricted Stock Units or shares of Restricted Stock. If the Committee determines, in its sole discretion, that all Participants shall receive the choice of Restricted Stock Units or shares of Restricted Stock, each Participant shall receive Restricted Stock Units or shares of Restricted Stock based on his or her election made in a valid Election Form that was delivered to the Secretary of the Company, or such other person as the Committee may designate; provided that, if a Participant has failed to make such an election, such Participant shall be deemed to have elected to receive shares of Restricted Stock.

If a person becomes an Outside Director during a calendar year, including an Employee serving as a director who becomes an Outside Director because such director’s employment with the Company terminates during such year, such Outside Director shall automatically be granted an Award in the same form (and with the same election rights to receive Restricted Stock Units or shares of Restricted Stock as described in the preceding paragraphs of this Section 4.1, if applicable) as the Award granted to each other Outside Director for such year, but reduced by multiplying such Award by a fraction, (i) the numerator of which shall be the number of days from the date such person became an Outside Director until the one-year (1-year) anniversary Company’s immediately preceding annual meeting of stockholders, and (ii) the denominator of which shall be three hundred sixty five (365). In the event that the calculation in the immediately preceding sentence would result in a fractional share being subject to a Stock Option or an Award of Restricted Stock Units or shares of Restricted Stock, the number of shares shall be rounded up to the next whole number of shares.

4.2  Election to Receive Restricted Stock Units in Lieu of Cash Fees.  A Participant may elect to receive all or part of the cash Fees otherwise payable to him or her during a calendar year in the form of Restricted Stock Units as set forth below in this Section 4.2. An Outside Director who wishes to make such an election must irrevocably elect to do so by delivering a valid Election Form during the Election Period to the Secretary of the Company, or such other person as the Committee may designate. For example, an Outside Director may elect in an Election Form to receive 75% of his or her “Service Fees” (as described below) and 25% of his or her “Meeting Fees” (as described below) in the form of Restricted Stock Units, and the remainder of such cash Fees shall be paid in accordance with the Company’s normal payroll practices for Outside Directors.

Except as otherwise provided herein, an Outside Director’s timely election to receive Restricted Stock Units in lieu of all or part of the cash Fees under this Section 4.2 will be effective as of the first day of the calendar year covered by the Election Form. For a person who becomes an Outside Director during a calendar year, including an Employee serving as a director who becomes an Outside Director because such director’s employment with the Company terminates during such year, an election will be effective on the date on which such person becomes an Outside Director, if a valid Election Form is timely delivered in accordance with Section 2.9A to the Secretary of the Company, or such other person as the Committee may designate.

(a) Fees Comprised of Directors Fees and Committee Chair and Lead Director Fees.  An election to receive Restricted Stock Units in lieu of all or part of the cash Fees which are comprised of any portion of unpaid directors fees, committee chair or lead director fees (collectively, “Service Fees”), is irrevocable and shall be valid only for the calendar year covered by such election. Except as otherwise provided herein, the Date of Grant for Restricted Stock Units granted under this Section 4.2(a) will be the date of the Company’s annual meeting of stockholders occurring in the calendar year covered by the Election Form. For a person who becomes an Outside Director during a calendar year, including an Employee serving as a director who becomes an Outside Director because such director’s employment with the Company terminates during such year, the Date of Grant will be date on which such person becomes an Outside Director, if a valid Election

Form is timely delivered in accordance with Section 2.9A to the Secretary of the Company, or such other person as the Committee may designate.

The number of shares subject to Restricted Stock Units granted pursuant to this Section 4.2(a) shall be the number of shares whose Fair Market Value (determined as of the Date of Grant) is equal to the dollar amount of the Service Fees subject to the Participant’s election. Notwithstanding the foregoing, in the event that the calculation in the immediately preceding sentence would result in a fractional share being subject to an Award of Restricted Stock Units the number of shares shall be rounded up to the next whole number of shares.

(b) Fees Comprised of Meeting Fees.  An election to receive Restricted Stock Units in lieu of all or any portion of cash Fees which are comprised of unpaid meeting fees (“Meeting Fees”) is irrevocable and shall be valid only for the calendar year covered by such election. The Date of Grant for Restricted Stock Units granted under this Section 4.2(b) will occur on June 30 and December 30 of the calendar year covered by the Election Form.

If a Participant elects to receive grants of Restricted Stock Units in lieu of all or part of the Participant’s Meeting Fees, the Meeting Fees for the calendar year that would otherwise be paid to the Participant during the six-month period prior to each applicable Date of Grant shall be accumulated, and, on a Date of Grant under this Section 4.2(b), such accumulated Meeting Fees shall be converted to an Award of Restricted Stock Units. The number of shares subject to Restricted Stock Units in each such Award shall be the number of shares whose Fair Market Value (determined as of the Date of Grant) is equal to the dollar amount of the accumulated Meeting Fees earned by the Participant for such six-month period. Notwithstanding the foregoing, in the event that the calculation in the immediately preceding sentence would result in a fractional share being subject to an Award of Restricted Stock Units, the number of shares shall be rounded up to the next whole number of shares.

If any accumulated Meeting Fees are not converted to Awards under this Section 4.2(b) because of a Change of Control prior to a Date of Grant, such accumulated Meeting Fees shall be paid as soon as administratively practicable to the Participant after such Change of Control. If any accumulated Meeting Fees are not converted to Awards under this Section 4.2(b) because of the Participant’s Termination of Service as a Director, such accumulated Meeting Fees shall be forfeited by the Participant; provided, however, if such Termination of Service as a Director occurs due (x) to the Participant’s death, (y) the Participant’s Total and Permanent Disability or (z) the Participant’s Retirement, such accumulated Meeting Fees shall be paid as soon as administratively practicable to the Participant or the Participant’s estate, as applicable. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

For purposes of this Section 4.2, the Fair Market Value of shares subject to Restricted Stock Units shall be determined as if such shares were freely transferable and not otherwise subject to any restriction.

4.3  Stock Options.  Any automatic grant of a Stock Option pursuant to Section 4.1 shall be evidenced by an Award Agreement setting forth the total number of shares of Common Stock subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant promptly after the Date of Grant of the Stock Option. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

4.4  Restricted Stock Units.  Restricted Stock Units may be awarded to any Participant pursuant to Section 4.1 or Section 4.2, and under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.

(a) Award Agreement.  Any grant of Restricted Stock Units shall be evidenced by an Award Agreement setting forth: (i) the number of shares of Common Stock subject to the Award of Restricted Stock Units, (ii) the time or times within which such Award may be subject to forfeiture, (iii) times or events under which a payment may be made under such Award, and (iv) all other terms, limitations, restrictions, and conditions of the Restricted Stock Units, which shall be consistent with this Plan. The provisions of Restricted Stock Units Awards need not be the same with respect to each Participant.

(b) Restrictions and Conditions.  Subject to the other provisions of this Plan and the terms of the particular Award Agreements, Restricted Stock Units shall be subject to the following restrictions and conditions:

(i) During such period as may be determined by the Committee commencing on the Date of Grant (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign any Restricted Stock Units. Except for these limitations, the Board may in its sole discretion, remove any or all of the restrictions on such Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (b)(i) above, the Participant shall have, with respect to his or her Restricted Stock Units, none of the rights of a stockholder of the Company, until issuance to the Participant of the shares subject to the Restricted Stock Unit Award. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired.

(iii) The Restriction Period of Restricted Stock Units shall commence on the Date of Grant, and, subject to ARTICLE 12 of the Plan, shall expire upon satisfaction of the conditions set forth ARTICLE 8A.

(iv) Upon Termination of Service as a Director during the Restriction Period, the nonvested Restricted Stock Units shall be forfeited by the Participant unless such nonvested shares otherwise vest upon Termination of Service as a Director as provided by Section 4.5. Upon any forfeiture, all rights of a Participant with respect to the Restricted Stock Units shall cease and terminate, without any further obligation on the part of the Company.

4.4A  Restricted Stock.  Restricted Stock may be awarded to any Participant pursuant to Section 4.1 under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent Restricted Stock issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder.

(a) Award Agreements.  Any grant of Restricted Stock shall be evidenced by an Award Agreement setting forth: (i) the number of shares of Common Stock awarded, (ii) the time or times within which such Award may be subject to forfeiture, (iii) specified criteria that the Committee determines must be met in order to remove any restrictions on such Award, and (iv) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b) Legend on Shares.  A stock certificate or certificates shall be issued in the name of each Participant who is granted Restricted Stock in respect of such shares of Common Stock, or such shares may be represented by uncertificated shares. Such certificate(s) or uncertificated shares shall be registered in the name of the Participant, and shall bear an appropriate legend or notation referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 14.11 of the Plan.

(c) Restrictions and Conditions.  Subject to the other provisions of this Plan and the terms of the particular Award Agreements, shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) During the Restriction Period, the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Board may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (c)(i) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant, and, subject to ARTICLE 12 of the Plan, shall expire upon satisfaction of the conditions set forth Section 4.5.

(iv) Upon Termination of Service as a Director during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant unless such nonvested shares otherwise vest upon Termination of Service as a Director as provided by Section 4.5. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

4.5  Vesting; Time of Exercise.

(a) Stock Options granted pursuant to Section 4.1 will be exercisable in the following cumulative installments:

First Installment:  A Stock Option will be exercisable for up to 50% of the Optioned Shares (rounded down so that no fractional share is exercisable) at any time following the first anniversary of the Date of Grant.

Second Installment:  A Stock Option will be exercisable for the remainder of the Optioned Shares not exercisable in the first installment at any time following the second anniversary of the Date of Grant.

Notwithstanding the foregoing, the vesting of installments under Stock Options granted pursuant to Section 4.1 shall automatically accelerate and the Stock Options shall be exercisable in full upon (i) the Participant’s death, (ii) the Participant’s Termination of Service as a Director as a result of Total and Permanent Disability, (iii) the Participant’s Termination of Service as a Director as a result of Retirement, or (iv) the occurrence of a Change of Control. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

(b) Subject to any restriction in the Award Agreement, Restricted Stock Units and Restricted Stock granted pursuant to Section 4.1 or Section 4.2 shall vest in the following cumulative installments:

First Installment:  50% of the Restricted Stock Units and shares of Restricted Stock granted (rounded down so that no fractional share is vested) shall become fully vested upon the first anniversary of the Date of Grant.

Second Installment:  The remainder of the Restricted Stock Units and shares of Restricted Stock granted shall become fully vested upon the second anniversary of the Date of Grant.

Notwithstanding the foregoing, the vesting of Restricted Stock Units and shares of Restricted Stock granted pursuant to Section 4.1 or Section 4.2 shall automatically accelerate upon (i) the Participant’s death, (ii) the Participant’s Termination of Service as a Director as a result of Total and Permanent Disability, (iii) the Participant’s Termination of Service as a Director as a result of Retirement, or (iv) the occurrence of a Change of Control. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 5

SHARES SUBJECT TO PLAN

The maximum number of shares of Common Stock that may be issued under the Plan is eight hundred thousand (800,000) shares (as may be adjusted in accordance with ARTICLES 11 and 12 hereof). All Stock Options granted under the Plan shall be designated as non-qualified stock options. Shares of Common Stock to be issued under the Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to Awards that are forfeited, terminated, or settled in cash in lieu of Common Stock, or expired unexercised shall immediately become available for grants of Awards under the Plan.

During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

ARTICLE 6

OPTION PRICE

The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be 100% of the Fair Market Value of the share on the Date of Grant.

ARTICLE 7

OPTION PERIOD; FORFEITURE

No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

The Option Period for each Stock Option will terminate on the first of the following to occur:

(a) 5 p.m. on the seventh anniversary of the Date of Grant;

(b) 5 p.m. on the date which is one (1) year following the Participant’s Termination of Service as a Director due to death or Total and Permanent Disability;

(c) 5 p.m. on the date that is two (2) years following the Participant’s Termination of Service as a Director due to Retirement; provided that any installment not vested and exercisable on the Participant’s Retirement shall terminate and be forfeited on such date; or

(d) 5 p.m. on the date that is thirty (30) days after any other Termination of Service as a Director; provided that any installment not vested and exercisable on the date of such Termination of Service as a Director shall terminate and be forfeited on such date.

ARTICLE 8

EXERCISE OF OPTION

Stock Options may be exercised during the Option Period. Stock Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Award Agreements, subject to the terms, conditions, and restrictions of the Plan.

In no event may a Stock Option be exercised or shares of Common Stock be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares of Common Stock to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) any other form of consideration that is acceptable to the Committee in its sole discretion.

Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant’s right to purchase such Common Stock may be terminated by the Company.

ARTICLE 8A

ISSUANCE OF COMMON STOCK UNDER RESTRICTED STOCK UNIT AWARDS

Vested Restricted Stock Units granted pursuant to an Award shall be converted to shares of Common Stock, and such shares of Common Stock shall be delivered to a Participant at such times as specified by the Participant in his or her Election Form for such Award, subject to the terms, conditions, and restrictions of the Plan. All elections made in an Election Form shall be irrevocable.

The Participant must elect (in accordance with the procedures and rules established by the Committee), during the applicable Election Period, when vested Restricted Stock Units shall be converted to shares of Common Stock and delivered to the Participant. In the event a Participant elects to receive an Award of Restricted Stock Units but fails to elect (or timely elect) when vested Restricted Stock Units shall be converted to shares of Common Stock and delivered to the Participant, the Participant shall be deemed to have elected that such Restricted Stock Units shall be converted to shares of Common Stock and delivered to the Participant at the time such Restricted Stock Units become vested pursuant to the Plan.

With respect to the election described in this ARTICLE 8A, a Participant may elect that vested Restricted Stock Units shall be converted to shares of Common Stock and delivered to the Participant (i) at the time Restricted Stock Units become vested pursuant to the Plan; (ii) at the time of the Participant’s Termination of Service as a Director; (iii) on a specific date which shall occur on an anniversary of the “Second Installment” described in Section 4.5(b), but in no event later than the fifth anniversary following such Second Installment; or (iv) at the earlier of the occurrence of the time specified in “(ii)” above or the date specified in “(iii)” above.

Upon the occurrence of the applicable event described in the preceding paragraph (the “Payment Date”), the Company shall cause certificates of the Common Stock to be delivered to the Participant (or the Participant’s beneficiary in accordance with the Participant’s will or the laws of descent and distribution) at its principal business office promptly after the Payment Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock, the delivery of shares of Common Stock shall not occur unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this ARTICLE 9, the Board may at any time and from time to time, without the consent of the Participants, suspend or discontinue the Plan in whole or in part. The Board may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies and regulations.

Subject to the forgoing, any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendments to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this ARTICLE 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

STOCKHOLDER APPROVAL; TERM

Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all Awards hereunder is in all respects subject to the approval of the Plan by the affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at a meeting of stockholders at which the Plan is presented for approval. Awards may be granted under the Plan prior to the time of stockholder approval. Any such Awards granted prior to such stockholder approval shall be subject to such stockholder approval. Unless sooner terminated by action of the Board, the Plan will terminate on January 31, 2010, but Awards granted before such date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that the any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock, issuance of warrants or other rights to purchase Common Stock, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock subject to outstanding Awards, and (iii) the Option Price of each outstanding Award. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Award to violate Section 409A of the Code.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1  General.  The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2  Adjustment; Company Survives.  Subject to any required action by the stockholders and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

12.3  Adjustment; Company Does Not Survive.  Except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any reorganization, merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Awards that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving, resulting or consolidated company which were distributed or are to be distributed to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Awards to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms.

12.4  Notice of Adjustment.  Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares of Common Stock purchasable pursuant to Awards granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment, which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Award, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Award shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company’s Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 14

MISCELLANEOUS PROVISIONS

14.1  Assignability.  No Award granted under this Plan shall be assignable or otherwise transferable by the Participant (or his or her authorized legal representative) during the Participant’s lifetime and, after the death of the Participant, other than by will or the laws of descent and distribution or as provided below in this ARTICLE 14. All or a portion of a Award granted to a Participant may be assigned by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, and (y) subsequent transfers of transferred Awards shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 8A, 9, 11, 12, 13 and 14 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Plan and the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Award that has been transferred by a Participant under this Section 14.1.

14.2  Investment Intent.  The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Awards granted or the shares of Common Stock to be purchased or transferred are being acquired for investment purposes and not with a view to their distribution.

14.3  No Employment Relationship.  No Participant is an Employee of the Company. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

14.4  Stockholders’ Rights.  The holder of an Award shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

14.5  Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award to purchase Common Stock of the Company or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

14.6  Indemnification of Board and Committee.  No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board and the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise.

14.7  Restrictions.  This Plan, and the granting and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Awards and Common Stock

covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Award under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

14.8  Gender and Number.  Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

14.9  Tax Requirements.  The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued upon exercise of Awards granted under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check or through the delivery of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise (which may be effected by the actual delivery of shares of Common Stock by the Participant or by the Company’s withholding a number of shares to be issued upon the exercise of an Award, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

14.10  Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Awards granted under this Plan shall constitute general funds of the Company.

14.11  Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Commercial Metals Company 1999 Non-Employee Stock Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

Appendix B

COMMERCIAL METALS COMPANY

2006 CASH INCENTIVE PLAN

Purpose

The purpose of the Commercial Metals Company 2006 Cash Incentive Plan (the “Plan”) is to advance the interests of Commercial Metals Company (the “Company”) and its stockholders by (a) providing certain employees of the Company and its Subsidiaries (as hereinafter defined) incentive compensation which is tied to the achievement of pre-established and objective performance goals, (b) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and maintain employees who have outstanding skills and abilities and who achieve superior performance, and (c) fostering accountability and teamwork throughout the Company.

The Plan is intended to provide Participants (as hereinafter defined) with incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and should be construed to the extent possible as providing for remuneration which is “performance-based compensation” within the meaning of Section 162(m) of the Code and the treasury regulations promulgated thereunder.

Article I

Definitions

For the purposes of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

“Award” means a grant of Incentive Compensation that may be paid to an Eligible Employee upon the satisfaction of specified Performance Goal(s) for a particular Performance Period; such Performance Period may be a period of less than a Fiscal Year (e.g., six months, a “Short-Term Cash Bonus Award”), a period equal to a Fiscal Year (an “Annual Cash Bonus Award”), or a period in excess of a Fiscal Year (e.g., three Fiscal Years, a “Long-Term Cash Bonus Award”).

“Base Pay” means for a Performance Period with a duration equal to or less than a Fiscal Year a Participant’s highest annualized rate of base salary during such Performance Period or, for a Performance Period with a duration longer than a Fiscal Year, a Participant’s annualized rate of base salary as of the first day of the Performance Period, each according to the books and records of the Company, excluding overtime, commissions, bonuses, disability pay, any Incentive Compensation paid to the Participant, or any other payment in the nature of a bonus or compensation paid under any other employee plan, contract, agreement, or program.

“Board” means the Board of Directors of the Company.

“Business Unit” means any segment or operating or administrative unit, including geographical unit, of the Company identified by the Committee as a separate business unit, or a Subsidiary identified by the Committee as a separate business unit.

“Business Unit Performance Goals” means the Performance Goals established for each Business Unit in accordance with Sections 4.1 and 4.2 below for any Performance Period.

“Change in Control” means a “change in control” as defined in the Commercial Metals Company 2006 Long-Term Equity Incentive Plan.

“Chief Executive Officer” or “CEO” means the chief executive officer of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, which shall consist of two or more “outside directors” within the meaning of Section 162(m) of the Code.

“Company” means Commercial Metals Company, a Delaware corporation.

“Company Performance Goals” means the Performance Goals established for the Company in accordance with Sections 4.1 and 4.3 below for any Performance Period.

“Covered Employee” shall have the same meaning as the term “covered employee” (or its counterpart, as such term may be changed from time to time) contained in the treasury regulations promulgated under Section 162(m) of the Code, or their respective successor provision or provisions, that being an employee for whom the limitation on deductibility for compensation pursuant to Section 162(m) of the Code is applicable.

“Disability” means absence from active employment after exhaustion of short-term disability benefits and failure to return to active employment within the time period specified in the Company’s short-term disability policy.

“EBIT” means, for the Company or any Subsidiary, the net earnings of that entity before deductions by the entity for interest and income tax expenses.

“EBITDA” means, for the Company or any Subsidiary, the net earnings of that entity before deductions by the entity for interest, income taxes, depreciation and amortization expenses.

“Eligible Employee” shall mean any employee of the Company or any Subsidiary.

“FIFO Net Earnings” means net earnings calculated using the first in, first out inventory costing principle for all inventories.

“Fiscal Year” means the fiscal year of the Company, which is the twelve-month (12-month) period ending on August 31 of each calendar year.

“Incentive Compensation” means the compensation approved by the Committee to be paid to a Participant for any Performance Period under the Plan.

“LIFO Net Earnings” means net earnings calculated using the last in, first out inventory costing principle for all inventories.

“Maximum Achievement” means, for a Participant for any Performance Period, the maximum level of achievement of a set of Performance Goals required for Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, determined by the Committee in accordance with Section 4.1 below.

“Operating Profit” means FIFO Net Earnings before income taxes interest (both internal and external) and program/discount fees and expenses.

“Participant” means an employee of the Company or a Subsidiary who satisfies the eligibility requirements of Article III of the Plan and who is selected by the Committee to participate in the Plan for any Performance Period.

“Performance Goals” means the Company Performance Goals and Business Unit Performance Goals established by the Committee for the Company and each Business Unit for any Performance Period, as provided in Sections 4.1, 4.2 and 4.3 below.

“Performance Period” means the period selected by the Committee for the payment of Incentive Compensation. Unless the Committee, in its discretion, specifies other Performance Periods for the payment of Incentive Compensation hereunder, the Performance Period shall be a Fiscal Year.

“Plan” means the Commercial Metals Company 2006 Cash Incentive Plan, as it may be amended from time to time.

“Retirement” means termination of service as an employee solely due to retirement upon or after attainment of age sixty-two (62), or permitted early retirement as determined by the Committee.

“Return on Invested Capital” or “ROIC” means LIFO Net Earnings before interest expense divided by the sum of commercial paper, notes payable, current maturities of long-term debt and stockholders equity.

“Return on Net Assets,” or “RONA,” for any Performance Period means, for the Company or applicable Business Unit, the percentage obtained by dividing Operating Profits by the value of average net assets, determined by using the first in, first out (FIFO) method of inventory valuation.

“Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships, or limited liability company.

“Target Achievement” means, for a Participant for any Performance Period, the level of achievement of a set of Performance Goals required for Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, determined by the Committee in accordance with Section 4.1 below.

“Threshold Achievement” means, for a Participant for any Performance Period, the minimum level of achievement of a set of Performance Goals required for any Incentive Compensation to be paid which shall be a specified percentage of the Participant’s Base Pay with respect to such set of Performance Goals, as determined by the Committee in accordance with Section 4.1 below.

“Working Capital” means the Company’s or if appropriate, the applicable Business Unit’s current assets less current liabilities.

Article II

Administration

2.1  Committee’s Authority.  Subject to the terms of this Article II, the Plan shall be administered by the Committee. For each Performance Period, the Committee shall have full authority to (i) designate the Eligible Employees who shall participate in the Plan; (ii) establish the Performance Goals and achievement levels for each Participant pursuant to Article IV hereof; and (iii) establish and certify the achievement of the Performance Goals. The Committee may delegate its authority and responsibilities to the CEO; however, with respect to participation in the Plan by a Covered Employee, notwithstanding any provision of the Plan to the contrary, any decision concerning the awarding of Incentive Compensation hereunder (including, without limitation, establishment of Performance Goals, Threshold Achievement, Target Achievement, Maximum Achievement, and any other information necessary to calculate Incentive Compensation for such Covered Employee for such Performance Period) shall not be made by the CEO and shall be made exclusively by the members of the Committee who are at that time “outside” directors, as that term is used in Section 162(m) of the Code and the treasury regulations promulgated thereunder.

2.2  Committee Action.  A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

2.3  Committee’s Powers.  The Committee shall have the power, in its discretion, to take such actions as may be necessary to carry out the provisions and purposes of the Plan and shall have the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

In construing the Plan and in exercising its power under provisions requiring the Committee’s approval, the Committee shall attempt to ascertain the purpose of the provisions in question, and when the purpose is known or reasonably ascertainable, the purpose shall be given effect to the extent feasible. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under this Plan, including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan including, but not limited to, the power to:

(a) designate the Eligible Employees who shall participate in the Plan;

(b) maintain complete and accurate records of all plan transactions and other data in the manner necessary for proper administration of the Plan;

(c) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules and regulations are not inconsistent with the terms of the Plan as set out herein. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances;

(d) enforce the terms of the Plan and the rules and regulations it adopts;

(e) review claims and render decisions on claims for benefits under the Plan;

(f) furnish the Company or the Participants, upon request, with information that the Company or the Participants may require for tax or other purposes;

(g) employ agents, attorneys, accountants or other persons (who also may be employed by or represent the Company) for such purposes as the Committee considers necessary or desirable in connection with its duties hereunder; and

(h) perform any and all other acts necessary or appropriate for the proper management and administration of the Plan.

Article III

Eligibility

For each Performance Period, the Committee shall select the particular Eligible Employees to whom Incentive Compensation may be awarded for such Performance Period; with respect to Covered Employees, such determination shall be made within the first ninety (90) days of such Performance Period (and in the case of a Performance Period less than a Fiscal Year, such determination shall be made no later than the date 25% of the Performance Period has elapsed). To the extent permitted by the Committee, employees who participate in the Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary. Senior management of each Business Unit shall recommend to the Committee within not more than ninety (90) days after the beginning of a Performance Period (and in the case of a Performance Period less than a Fiscal Year, such determination shall be made no later than the date 25% of the Performance Period has elapsed) those employees of such Business Unit to be eligible to participate in the Plan for such Performance Period; the Committee shall consider, but shall not be bound by, such recommendations. Notwithstanding any provision in this Plan to the contrary, the Committee may grant one or more Awards to an Eligible Employee at any time, and from time to time, and the Committee shall have the discretion to determine whether any such Award shall be a Short-Term Cash Bonus Award, an Annual Cash Bonus Award or a Long-Term Cash Bonus Award.

Article IV

Determination of Goals and Incentive Compensation

4.1  Establishment of Business Unit and Company Performance Goals.  No later than the ninetieth (90th) day of the Performance Period (and in the case of a Performance Period less than a Fiscal Year, such determination shall be made no later than the date 25% of the Performance Period has elapsed), the Committee shall approve and deliver to the Chief Executive Officer of the Company a written report setting forth: (i) the Business Unit Performance Goals for the Performance Period, (ii) Company Performance Goals for the Performance Period, (iii) the Threshold, Target, and Maximum Achievement levels for Business Unit Performance Goals and Company Performance Goals for the Performance Period, (iv) with respect to each Participant, Incentive Compensation as a percentage of Base Pay for achievement of Threshold, Target, and Maximum Achievement levels and the relative weighting of each Performance Goal in determining the Participant’s Incentive Compensation, and (v) a schedule setting forth payout opportunity as a percentage of Base Pay for Threshold, Target, and Maximum Achievement levels. The Committee may delegate to the CEO to establish and report to the Committee for each Participant the determinations under items (i) through (v) above. The Committee shall consider, but shall not be bound by, the recommendations and determinations of the CEO with respect to such items.

4.2  Categories of Business Unit Performance Goals.  The Business Unit Performance Goals established by the Committee for any Performance Period may differ among Participants and Business Units. For each Business Unit, the Business Unit Performance Goals shall be based on the performance of the Business Unit.

Performance criteria for a Business Unit shall be related to the achievement of financial and operating objectives of the Business Unit , including such factors as: (a) Operating Profit; (b) FIFO Net Earnings (c) net sales or changes in net sales; (d) EBITDA or other measures of cash flow; (e) total shareholder return, shareholder return based on growth measures or the attainment by the shares of a specified value for a specified period of time, share price or share price appreciation; (f) earnings growth; (g) RONA, Return on Invested Capital, or other return measures, including return or net return on working assets, equity, capital or net sales; (h) pre-tax profits on either a LIFO Net Earnings or FIFO Net Earnings basis; (i) operating margins; (j) growth in operating earnings or growth in earnings per share; (k) value of assets; (l) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (m) aggregate product price and other product measures; (n) expense or cost levels; (o) reduction of losses, loss ratios or expense ratios; (p) reduction in fixed assets; (q) operating cost management; (r) management of capital structure; (s) debt reduction; (t) productivity improvements; (u) inventory and/or receivables control; (v) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (w) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; (x) employee diversity goals; (y) employee turnover; (z) specified objective social goals; (aa) safety record; or (bb) other objectively measurable factors directly tied to the performance of the Business Unit.

4.3  Company Performance Goals.  The Company Performance Goals established by the Committee for any Performance Period shall relate to the achievement of predetermined financial and operating objectives for the Company and its Subsidiaries on a consolidated basis, including the factors listed in Section 4.2 above, as applied to the Company and its Subsidiaries on a consolidated basis. The Company Performance Goals may be established either on an absolute or on a per share basis reflecting dilution of shares as the Committee deems appropriate and, if the Committee so determines, net of or including cash dividends. The Company Performance Goals may also be established on a relative basis as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies deemed by the Committee to be comparable to the Company.

4.4  Certification.  Within seventy-five (75) days after the end of each Performance Period, the senior management of the Company and each Business Unit shall report to the Committee the extent to which Company and Business Unit Performance Goals were achieved for the Performance Period. As soon as practicable following the finalization of the Company’s financial statements or receipt of the Independent Auditor’s Report on the Company’s financial statements for a Performance Period consisting of one or more Fiscal Year’s covered by the financial statements or other accounting finalizing of the Company’s financial results for any Performance Period and receipt of the report of the Company and Business Unit senior management, the Committee shall certify in writing and in compliance with the requirements of Treasury Regulation 1.162-27 (and successor regulations thereto) in the case of any Award intended to qualify under Section 162(m) of the Code: (i) the extent to which the Company achieved its Company Performance Goals for the Performance Period, (ii) the extent to which each Business Unit achieved its Business Unit Performance Goals for the Performance Period, (iii) the calculation of the Participants’ Incentive Compensation, and (iv) the determination by the Committee of the amount of Incentive Compensation, if any, to be paid to each Participant for the Performance Period. In determining whether Performance Goals have been achieved and Incentive Compensation is payable for a given Performance Period, generally accepted accounting principles to the extent applicable to the Performance Goal shall be applied on a basis consistent with prior periods, and such determinations shall be based on the calculations made by the Company and binding on each Participant. After the certification described in this Section the Committee may, in its sole and absolute discretion, decrease the Incentive Compensation to be paid to one or more Participants for such Performance Period.

4.5  Earned Award Based on Level of Achievement.  If Threshold Achievement is attained with respect to a Performance Goal, then the Incentive Compensation that may be paid to such Participant with respect to such Performance Goal shall be based on the percentage of Base Pay and the Committee’s predetermined schedule (which may allow for interpolation between achievement levels) setting forth the earned award as a percentage of Base Pay; for example, if (i) Threshold Achievement of a Performance Goal is 80% and 50% of Base Pay is earned at that level, (ii) the Performance Goal level actually achieved is 90% and, pursuant to the Committee’s predetermined schedule, 75% of Base Pay is earned for that level of achievement, then the earned award for such Performance Goal is 75% of Base Pay; provided that, as described in Section 4.4, the Committee may decrease the Incentive Compensation to be paid to one or more Participants for such Performance Period.

4.6  Limitation on Total Incentive Compensation.  Notwithstanding any provision to the contrary contained herein, the maximum Incentive Compensation payable to any Participant with respect to any single Award shall not exceed $3,500,000.

Article V

Payment of Incentive Compensation

5.1  Form and Time of Payment.  Subject to the provisions of Sections 5.2 and 5.3 below and except as otherwise provided herein, a Participant’s Incentive Compensation for each Performance Period shall be paid as soon as practicable after the results for such Performance Period have been finalized, but in no event later than March 15th of the first calendar year immediately following the close of such Performance Period. The payment shall be in the form of a cash lump sum.

5.2  Forfeiture Upon Termination Prior to Date of Payment.  If a Participant’s employment with the Company and all of its Subsidiaries is terminated voluntarily by the Participant for any reason other than Retirement, or is terminated by his or her employer for cause (as determined by such employer) during a Performance Period or after a Performance Period but prior to the date of actual payment in accordance with Section 5.1 above, then such Participant will immediately forfeit any right to receive any Incentive Compensation hereunder for such Performance Period.

5.3  Pro Rata Payment for Death, Disability, Retirement, or Termination without Cause; New Hires.

(a) Death or Disability.  If during a Performance Period that does not exceed a Fiscal Year, a Participant’s employment is terminated by reason of the Participant’s death or Disability, then such Participant shall, if the Committee so determines, be eligible to receive the full amount of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed until the close of such Performance Period. If during a Performance Period that exceeds a Fiscal Year, a Participant’s employment is terminated by reason of the Participant’s death or Disability, then such Participant shall, if the Committee so determines, be eligible to receive a pro rata portion of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

(b) Retirement or Termination Without Cause.  If during a Performance Period a Participant’s employment is terminated by reason of the Participant’s Retirement, or is terminated by his or her employer without cause (as determined by such employer) then such Participant shall, if the Committee so determines, be eligible to receive a pro rata portion of the Incentive Compensation that would have been payable to such Participant, if he or she had remained employed, based on the number of days worked during the Performance Period and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

(c) New Hires; Promotions.  Any individual who is newly-hired or becomes an Eligible Employee during a Performance Period and who is selected by the Committee to participate in the Plan shall be eligible to receive a pro rata portion of the Incentive Compensation to which he or she could have been entitled if he or she had been employed for the full Performance Period, based on the number of days during the Performance Period during which he or she is a Participant in the Plan and calculated on the basis of his or her Base Pay received for the Performance Period. Such Incentive Compensation shall be paid at the time and in the manner set forth in Section 5.1 hereof.

5.4  Change in Control.  In the event of a Change in Control during a Performance Period, the Committee may, in its sole discretion, take such action with respect to the Plan and any Incentive Compensation payable during such Performance Period as is consistent with and otherwise not contrary to the provisions of Section 162(m) of the Code and the treasury regulations promulgated thereunder, as the Committee determines is in the best interest of the Company.

Article VI

Miscellaneous Provisions

6.1  Non-Assignability.  A Participant may not alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits awarded hereunder prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits shall be null and void.

6.2  No Right To Continue In Employment.  Nothing in the Plan confers upon any employee the right to continue in the employ of the Company or any Subsidiary, or interferes with or restricts in any way the right of the Company and its Subsidiaries to discharge any employee at any time (subject to any contract rights of such employee).

6.3  Indemnification Of Committee.  No member of the Committee nor any officer or employee of the Company acting with or on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee, and each officer or employee of the Company acting with it or on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

6.4  No Plan Funding.  The Plan shall at all times be entirely unfunded, and no provision shall at any time be made with respect to segregating assets of the Company for payment of any amounts hereunder. No Participant, beneficiary, or other person shall have any interest in any particular assets of the Company by reason of the right to receive Incentive Compensation under the Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

6.5  Governing Law.  This Plan shall be construed in accordance with the laws of the State of Delaware and the rights and obligations created hereby shall be governed by the laws of the State of Delaware.

6.6  Binding Effect.  This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participants, and their heirs, assigns, and personal representatives.

6.7  Construction of Plan.  The captions used in this Plan are for convenience only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.

6.8  Integrated Plan.  This Plan constitutes the final and complete expression of agreement with respect to the subject matter hereof.

6.9  Tax Requirements.  The Company (and, where applicable, its Subsidiaries) shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable taxes required by law to be withheld with respect to any payment of any Incentive Compensation to a Participant.

6.10  Reorganization, Merger or Consolidation.  In the event of a merger, consolidation, sale of assets, reorganization or other business combination in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company’s common stock would be converted into cash, securities or other property (other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger), the Committee shall adjust the Performance Goals and achievement levels so that the Incentive Compensation amounts to which a Participant is entitled are not adversely affected by such events.

Article VII

Amendment or Discontinuance

The Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that any amendment that modifies any preestablished Performance Goal for a Participant who is a Covered Employee (or his successor(s), as may be applicable) under this Plan with respect to any particular Performance Period may only be effected on or prior to that date which is ninety (90) days following the commencement of such Performance Period (and in the case of a Performance Period less than a Fiscal Year, such determination shall be made no later than the date 25% of the Performance Period has elapsed). In addition, the Board shall have the power to discontinue the Plan in whole or in part and amend the Plan in any manner advisable in order for Incentive Compensation granted under the Plan to qualify as “performance-based” compensation under Section 162(m) of the Code (including amendments as a result of changes to Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Incentive Compensation granted under the Plan).

Article VIII

Effect of the Plan

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted Incentive Compensation or any other rights. In addition, nothing contained in this Plan and no action taken pursuant to its provisions shall be construed to (a) give any Participant any right to any compensation, except as expressly provided herein; (b) be evidence of any agreement, contract or understanding, express or implied, that the Company or any Subsidiary will employ a Participant in any particular position; (c) give any Participant any right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder; or (d) create a trust of any kind or a fiduciary relationship between the Company and a Participant or any other person.

Article IX

Term

The effective date of this Plan shall be as of September 1, 2006, subject to stockholder approval. The material terms of this Plan shall be disclosed to the stockholders of the Company for approval in accordance with Section 162(m) of the Code. This Plan and any benefits granted hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders of the Company, and no award or payment of Incentive Compensation under this Plan to any Covered Employee shall be made unless such stockholder approval is obtained. This Plan shall remain in effect until it is terminated by the Committee or the Board.

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Appendix C

COMMERCIAL METALS COMPANY

2006 LONG-TERM EQUITY INCENTIVE PLAN

The Commercial Metals Company 2006 Long-Term Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of Commercial Metals Company, a Delaware corporation (the “Company”), effective as of November 6, 2006 (the “Effective Date”), subject to approval by the Company’s stockholders

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key management and employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and other awards, whether granted singly, or in combination, or in tandem, that will

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company; and

(c) provide a means through which the Company may attract able persons as employees.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1  “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Reload Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.2  “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.3  “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.4  “Board” means the board of directors of the Company.

2.5  “Change in Control” means any of the following events:

(a) Any Person becomes the “beneficial owner” (as defined in Rule 13d-3 or Rule 13d-5 under the Exchange Act), directly or indirectly, of 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(b) The Incumbent Board ceases for any reason to constitute at least the majority of the Board; provided, however, that any person becoming a director subsequent to the Agreement Date whose election, or nomination for election by the Company’s shareholders was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination)

shall be, for purposes of this subsection (b), considered as though such person were a member of the Incumbent Board;

(c) All or substantially all of the assets of the Company are sold, transferred or conveyed and the transferee of such assets is not controlled by the Company (control meaning the ownership of more than 50% of the combined voting power of such entity’s then outstanding voting securities); or

(d) The Company is reorganized, merged or consolidated, and the shareholders of the Company immediately prior to such reorganization, merger or consolidation own in the aggregate 50% or less of the outstanding voting securities of the surviving or resulting corporation or entity from such reorganization, merger or consolidation.

Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of this Agreement by virtue of any transaction (i) which results in the Executive or a group of Persons, which includes the Executive, acquiring, directly or indirectly, 15% or more of the combined voting power of the Company’s then outstanding voting securities; or (ii) which results in the Company, any affiliate of the Company or any profit-sharing plan, employee stock ownership plan or employee benefit plan of the Company or any Affiliates (or any trustee of or fiduciary with respect to any such plan acting in such capacity) acquiring, directly or indirectly, 15% or more of the combined voting power of the Company’s then outstanding voting securities. For purposes of this section, the term “Incumbent Board” means the individuals who as of the Agreement Date constitute the Board, and the term “Person” means any natural person, firm, corporation, government, governmental agency, association, trust or partnership.

Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Change in Control” for purposes of such Award shall be the definition provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.6  “Code” means the Internal Revenue Code of 1986, as amended.

2.7  “Committee” means the compensation committee of the Board or such other committee as shall be appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.8  “Common Stock” means the common stock, par value $.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.9  “Company” means Commercial Metals Company, a Delaware corporation, and any successor entity.

2.10  “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.11  “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

2.12  “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.13  “Fair Market Value” means, as of a particular date, (a) the closing sales price per share on the New York Stock Exchange Consolidated Tape, or such reporting service as the Committee may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported, (b) if the shares of Common Stock are not so reported but are quoted on the NASDAQ Stock Market, the closing sales price per share of Common Stock on the NASDAQ Stock Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

2.14  “Incentive” is defined in Section 2.1 hereof.

2.15  “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.16  “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.17  “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.18  “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.19  “Other Award” means an Award issued pursuant to Section 6.8 hereof.

2.20  “Participant” means an Employee of the Company or a Subsidiary to whom an Award is granted under this Plan.

2.21  “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.22  “Performance Goal” means any of the goals set forth in Section 6.9 hereof.

2.23  “Plan” means this Commercial Metals Company 2006 Long-Term Equity Incentive Plan, as amended from time to time.

2.24  “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

2.25  “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.26  “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.27  “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-two (62), or permitted early retirement as determined by the Committee.

2.28  “SAR” or “stock appreciation right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.29  “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.30  “Stock Option” means a Nonqualified Stock Option, a Reload Stock Option or an Incentive Stock Option.

2.31  “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.32  “Termination of Service” occurs when a Participant who is an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.32, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.33  “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.33, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3

ADMINISTRATION

Subject to the terms of this Article 3, the Plan shall be administered by the compensation committee of the Board or such other committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

If necessary to satisfy the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and/or “non-employee directors” as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee (other than members of the Committee who are outside directors or non-employee directors) shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board. Notwithstanding anything herein to the contrary, the Committee has the authority to request senior management to recommend any employees under their supervision to whom Awards may be granted under the Plan; provided that the Committee shall consider, but shall not be bound by, such recommendations.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified administrative functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent such delegation shall be in violation of any law or applicable regulation including satisfaction of the requirements of Section 162(m) of the Code and/or Rule 16b-3 promulgated under the 1934 Act, any such administrative function, including those relating to a Reporting Participant or a covered employee (as defined in Section 162(m) of the Code) shall be performed solely by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction (collectively, “applicable law”), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer) whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1  Number of Shares Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is

5,000,000 shares, of which 2,000,000 shares may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, no Participant may receive in any fiscal year of the Company Awards that exceed an aggregate of more than 200,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2  Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part on or after the Effective Date, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced by the total number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be settled only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company and shares canceled on account of termination, expiration or lapse of an Award, shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1  In General.  The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan.

6.2  Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant. In no event shall Stock Options be granted to any Participant in substitution for, or upon cancellation of, previously granted Stock Options to purchase Common Stock, or shall similar action be taken to effect the “repricing” of previously granted Stock Options.

6.3  Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing a book entry registration in the Company’s direct registration service (“DRS”) or the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4  Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan and to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Book Entry or Certificate Issuance of Awards.  Shares of Restricted Stock shall be represented by, at the option of the Company, either book entry registration in the Company’s DRS or by a stock certificate or certificates. If shares of Restricted Stock are represented by a certificate or certificates, such certificate(s) shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, condition, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock. All shares of Restricted Stock issued in book entry DRS form shall be subject to the same restrictions described in the legend provided in Section 15.9 of the Plan.

(b) Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive as compensation an amount equal to any dividends thereon. Shares of Restricted Stock that are free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock by either delivery of certificated shares or book entry DRS registration. Shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5  SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6  Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7  Performance Awards.

(a) The Committee may grant Performance Awards to any Participant upon such terms and conditions as shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Each Performance Award shall have its own terms and conditions. At the time of the grant of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee:

(i) shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the attained levels of the Performance Goals which result from specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, so long as those transactions, events, changes and occurrences were not certain at the time the Performance Goal was initially established and the amount of the Performance Award for any Participant is not increased, unless the reduction in the Performance Goals would reduce or eliminate the amount of the Performance Award, and the Committee determines not to make such reduction; and

(ii) may provide for the manner in which the Performance Goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences, to the extent those transactions, events, changes and occurrences have a positive effect on the attained levels of the Performance Goals, so long as the Committee’s actions do not increase the amount of the Performance Award for any Participant.

The determination of the amount of any reduction in the Performance Goals shall be made by the Committee in consultation with the Company’s independent auditor or compensation consultant. With respect to a Performance Award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8  Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

6.9  Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: including, but not limited to, cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating profit earnings before or after tax; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net earnings on either a LIFO or FIFO basis; net sales; net asset or book value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, net assets, invested capital, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; total return to stockholders; productivity increases, units per man hour; or reduction in lost time accidents or other safety records (“Performance Criteria”). Any

Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.10  Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

ARTICLE 7

AWARD PERIOD; VESTING

7.1  Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2  Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1  In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

8.2  Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3  Exercise of Stock Option.

(a) In General.  If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall deliver shares of Common Stock then being purchased represented by, at the option of the Company, book entry DRS registration or by a certificate of certificates, to the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at the Company’s principal business office, promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of any certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e) Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Company.

8.4  SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(i) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR

Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(ii) that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(iii) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5  Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections; shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on December 1, 2016, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1  No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2  Conversion of Incentives Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3  Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4  Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares and, permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants or directors of a corporation, partnership, or limited liability company who become or are about to become Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1  Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2  No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3  Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4  Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5  Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6  Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7  Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8  Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9  Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Commercial Metals Company 2006 Long-Term Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

DIRECTIONS TO COMMERCIAL METALS COMPANY
ANNUAL MEETING OF STOCKHOLDERS
JANUARY 25, 2007, 10:00 A.M.
LAS COLINAS BALLROOM
FOUR SEASONS CONFERENCE CENTER
4150 North MacArthur Boulevard
Irving, Texas

Directions From DFW Airport

Take the North exit out of the airport to 114 East towards Dallas. Take the MacArthur Blvd. exit and turn RIGHT onto N. MacArthur Blvd. Continue on approximately 2 miles to the Four Seasons on the left.

Directions From Love Field

Take the exit out of Love Field and turn RIGHT onto Mockingbird Lane. Stay on Mockingbird to 183W toward Fort Worth. Take 114 West toward Grapevine/DFW Airport North Entry. Take the Walnut Hill Lane/MacArthur Blvd exit. Stay straight past Walnut Hill Lane to MacArthur Blvd. and turn LEFT onto MacArthur Blvd. Continue on approximately 2 miles to the Four Seasons entrance on the left.

Directions From Downtown Dallas

Take 35E/Stemmons Freeway to 114 West toward Grapevine/DFW Airport North Entry. Take the Walnut Hill Lane/MacArthur Blvd exit. Stay straight past Walnut Hill Lane to MacArthur Blvd. and turn LEFT onto N. MacArthur Blvd. Continue on approximately 2 miles to the Four Seasons entrance on the left.

Directions From North Dallas

From 75/Central Expressway or the North Dallas Tollway take 635/LBJ Freeway West toward DFW Airport. Take the President George Bush Tollway SOUTH exit (exit no. 30). Take the Las Colinas Blvd exit. Stay straight continuing past Las Colinas Blvd. to MacArthur Blvd. Turn LEFT onto MacArthur Blvd. and continue approximately 3 miles over 161 and 114 to the Four Seasons entrance on the left.

Directions From Fort Worth

Take I-30 EAST to 360 NORTH. Take the 183 EAST exit (towards Dallas) and stay on 183 to the MacArthur Blvd. exit. Go LEFT on N. MacArthur. Continue on past Northgate to the Four Seasons entrance on the right.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5, AND, IF PRESENTED, THE PROXY WILL BE VOTED AGAINST PROPOSAL 6.
PLEASE MARK YOUR VOTES AS INDICATED IN ☑ THIS EXAMPLE
The Board of Directors recommends a vote “FOR” proposals 1, 2, 3, 4 and 5, and, if presented, recommends a vote “AGAINST” proposal 6.

1. ELECTION OF DIRECTORS		2.	AMEND AND RESTATE THE COMPANY’S 1999 NON-EMPLOYEE DIRECTOR STOCK PLAN;	FOR ☐	AGAINST ☐	ABSTAIN ☐

FOR all nominees	WITHHOLD
listed except as	AUTHORITY
marked to the	to vote FOR all
contrary	nominees listed	3.	TO APPROVE THE COMPANY’S 2006 CASH INCENTIVE PLAN	FOR	AGAINST	ABSTAIN
☐	☐			☐	☐	☐

NOMINEES: 01 MOSES FELDMAN, 02 STANLEY A. RABIN, 03 RALPH E. LOEWENBERG, 04 MURRAY R. MCCLEAN		4.	TO APPROVE THE COMPANY’S 2006 LONG-TERM EQUITY INCENTIVE PLAN	FOR ☐	AGAINST ☐	ABSTAIN ☐

		5.	RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		6.	SHAREHOLDER PROPOSAL REQUESTING THE ADDITION OF SEXUAL ORIENTATION TO THE COMPANY’S WRITTEN NON-DISCRIMINATION POLICY	FOR ☐	AGAINST ☐	ABSTAIN ☐

		7.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
INSTRUCTION: To withhold authority to vote
for any individual nominee, strike a line through
that nominees name in the list above.
I PLAN TO ATTEND
THE MEETING. ☐

Dated:

Signature

Signature if held Jointly
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

o FOLD AND DETACH HERE o

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59PM EASTERN TIME THE DAY PRIOR TO ANNUAL MEETING DAY.
YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET		TELEPHONE
http://www.proxyvoting.com/cmc		1-866-540-5760
Use the Internet to vote your proxy.		Use any touch-tone telephone to vote your
Have your proxy card in hand when		proxy. Have your proxy card in hand
you access the web site.	OR	when you call.
If you vote your proxy by internet or by telephone, you do not need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Choose MLink for fast, easy and secure 24/7 online access to your future proxy materials, invest-
ment plan statements, tax documents and more. Simply log on to Investor ServiceDirect at
www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

PROXY
COMMERCIAL METALS COMPANY
6565 NORTH MACARTHUR BOULEVARD, IRVING, TEXAS 75039
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder(s) of Commercial Metals Company hereby appoint(s) Stanley A. Rabin, David M. Sudbury and William B. Larson, or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote and act for the undersigned at the 2007 Annual Meeting of Stockholders of Commercial Metals Company to be held on Thursday, January 25, 2007 at 10:00 a.m., Central Standard Time, in the Las Colinas Ballroom of the Four Seasons conference center, 4150 North MacArthur Boulevard, Irving, Texas, and any adjournment, continuation, or postponement of the meeting, according to the number of votes which the undersigned is now, or may then be, entitled to cast, hereby revoking any proxies previously executed by the undersigned for the meeting.
All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. The undersigned instructs such proxy holders or their substitutes to vote as specified below on the proposals set forth in the Proxy Statement.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5, AND, IF PRESENTED, THE PROXY WILL BE VOTED AGAINST PROPOSAL 6.
PLEASE MARK, DATE AND SIGN THIS PROXY ON REVERSE SIDE
o FOLD AND DETACH HERE o
YOU CAN NOW ACCESS YOUR COMMERCIAL METALS COMPANY ACCOUNT ONLINE.
Access your Commercial Metals Company shareholder account online via Investor ServiceDirect(R) (ISD).
Mellon Investor Services LLC, Transfer Agent for Commercial Metals Company, now makes it easy and convenient to get current information on your shareholder account.

o View account status	o View payment history for dividends
o View certificate history	o Make address changes
o View book-entry information	o Obtain a duplicate 1099 tax form
o Establish/change your PIN
VISIT US ON THE WEB AT http://www.melloninvestor.com/isd
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